UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CU BANCORP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

July 12, 2013

Dear Shareholder:

It is my pleasure to invite you to CU Bancorp’s 2013 Annual Meeting of Shareholders. We will hold the meeting on August 20, 2013, at 9:00 a.m., at the Warner Center Marriott Hotel, 21850 Oxnard Street, Woodland Hills, California, 91367.

This booklet includes the Notice of Annual Meeting and the Proxy Statement. The Proxy Statement describes the business that we will conduct at the meeting and provides information about CU Bancorp. This year the shareholders are being asked to elect the Company’s Board of Directors and ratify the selection of independent registered public accountants.

Your vote is important. Whether or not you plan to attend the meeting, please complete, date, sign and return the enclosed proxy card promptly in the envelope provided. You may also vote electronically over the Internet or by telephone, by following the instructions on the reverse of the proxy card. If you attend the meeting and prefer to vote in person, you may do so. IT IS VERY IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING.

We thank you for your continued support of CU Bancorp and look forward to seeing you at the meeting.

Sincerely,

David I. Rainer
Chairman, President and Chief Executive Officer

15821 Ventura Boulevard, Suite 100. Encino, California 91436. Telephone: (818) 257-7700

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR

THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 20, 2013

The Proxy Statement to Shareholders is available at:

http://www.viewproxy.com/cubancorp/2013annualmeeting

CU BANCORP

15821 Ventura Boulevard, Suite 100

Encino, California 91436

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD TUESDAY, AUGUST 20, 2013 - 9:00 a.m.

NOTICE IS HEREBY GIVEN that, pursuant to the Bylaws of CU Bancorp and the call of its Board of Directors, the Annual Meeting of Shareholders of CU Bancorp (the “Company”) will be held at the Warner Center Marriott Hotel 21850 Oxnard Street, Woodland Hills, California, 91367, on Tuesday, August 20, 2013 at 9:00 a.m., for the purpose of considering and voting upon the following matters:

1.	Electing the following eleven (11) persons to the Board of Directors to serve until the 2014 Annual Meeting of Shareholders and until their successors are elected and have qualified:

Roberto E. Barragan	Kenneth L. Bernstein	Stephen G. Carpenter
Kenneth J. Cosgrove	Robert Matranga	David I. Rainer
Roy A. Salter	Daniel F. Selleck	Lester M. Sussman
Charles H. Sweetman	Anne A. Williams

2.	Ratification of the selection of McGladrey LLP, to serve as the independent registered public accounting firm for the Company for 2013.

3.	Such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

If you were a shareholder of record at the close of business on June 24, 2013, you may vote at the Annual Meeting.

Article II, Section 13 of our Bylaws provides for the nomination of directors in the following manner:

Section 13. NOMINATION OF DIRECTORS. Nominations for election of members of the board of directors may be made by the board of directors or by any shareholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in the notice of the meeting at which such nomination is to be made) shall be made in writing and shall be delivered or mailed to the President of the corporation no more than sixty (60) days prior to any meeting of shareholders called for the election of directors and no more than ten (10) days after the date the notice of such meeting is sent to shareholders pursuant to Section 4 of Article II of these Bylaws; provided, however, that if ten (10) days’ notice of such meeting is sent to shareholders, such notice of intention to nominate must be received by the President of the corporation not later than time fixed in the notice of the meeting for the opening of the meeting. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the corporation owned by the notifying shareholder; (f) with the written consent of the proposed nominee, a copy of which shall be furnished with the notification, whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy, or been adjudged a bankrupt. The notice shall be signed by the nominating shareholder and by the nominee. Nominations not made in accordance herewith shall be disregarded by the Chairman of the meeting and, upon his instructions, the inspectors of election shall disregard all votes cast for each such nominee. The restrictions set forth in this paragraph shall not apply to nomination of a person to replace a proposed nominee who has died or otherwise become incapacitated to serve as a director between the last day for giving notice hereunder and the date of election of directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee.

We urge you to sign and return the enclosed proxy as promptly as possible whether or not you plan to attend the meeting in person. If you do attend the meeting, you may then withdraw your proxy. The proxy may be revoked at any time prior to its exercise.

Dated: July 12, 2013	By Order of the Board of Directors

Anita Y. Wolman, Corporate Secretary

ANNUAL REPORT ON FORM 10-K

THE COMPANY’S 2012 ANNUAL REPORT TO SHAREHOLDERS ON FORM 10-K (THE “ANNUAL REPORT”) WAS PREVIOUSLY MAILED TO ALL SHAREHOLDERS. IN ADDITION, THE ANNUAL REPORT IS AVAILABLE AT www.cunb.com under the “Investor Relations” tab. IF YOU WISH TO RECEIVE ADDITIONAL COPIES OF THE ANNUAL REPORT ON FORM 10-K, AS FILED WITH SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE EXHIBITS THERETO, PLEASE CONTACT MARY BECKNER, AT CU BANCORP, 15821 VENTURA BOULEVARD, SUITE 100, ENCINO, CALIFORNIA 91436, TELEPHONE (818) 257-7791. YOU MAY ALSO SEND YOUR REQUEST BY FACSIMILE TO (818) 257-7703 OR BY E-MAIL TO MBECKNER@CUNB.COM.

CU BANCORP

15821 Ventura Boulevard, Suite 100

Encino, California 91436

Phone: (818) 257-7700

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD TUESDAY, AUGUST 20, 2013

9:00 a.m.

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of Proxies for use at the Annual Meeting of Shareholders (the “Meeting”) of CU Bancorp (the “Company”), to be held at the Warner Center Marriott Hotel, 21850 Oxnard Street, Woodland Hills, California, 91367, on Tuesday, August 20, 2013, at 9:00 a.m., and at any and all postponements or adjournments thereof. It is anticipated that this Proxy Statement will be mailed to shareholders on or about July 12, 2013.

The matters to be considered and voted upon at the Meeting will be:

1.	Election of Directors. Electing eleven (11) directors who will serve until the 2014 Annual Meeting of Shareholders and until their successors are elected and have qualified. The names of the persons to be placed in nomination for a seat on the Board of Directors are:

Roberto E. Barragan	David I. Rainer
Kenneth L. Bernstein	Roy A. Salter
Stephen G. Carpenter	Daniel F. Selleck
Kenneth J. Cosgrove	Lester M. Sussman
Robert Matranga	Charles H. Sweetman
Anne A. Williams

2.	Ratification of Selection of Accountants. Ratifying the selection of McGladrey LLP, to serve as the independent registered public accounting firm for the Company for 2013.

3.	Other Business. Transacting such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

If you were a shareholder of record at the close of business on June 24, 2013, you may vote at the Annual Meeting.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why Did You Send Me this Proxy Statement?

We sent you this Proxy Statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote at the 2013 Annual Meeting of Shareholders. This Proxy Statement summarizes the information you need to know to cast an informed vote at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card. You may also vote electronically by telephone or the Internet by following the instructions on the proxy card.

We have previously sent you the CU Bancorp 2012 Annual Report to Shareholders, which includes our Annual Report on Form 10-K. The 2012 Annual Report to Shareholders is also available on our website at www.cunb.com. CU Bancorp is also referred to in this Proxy Statement as “the Company”. The Company, together with its subsidiary, California United Bank is referred to herein as “CUB”.

Who is Entitled to Vote?

We will begin sending this Proxy Statement, the attached Notice of Annual Meeting and the enclosed proxy card on or about July 12, 2013 to all shareholders entitled to vote. Shareholders who were the record owners of CU Bancorp Common Stock at the close of business on June 24, 2013 are entitled to vote. On this record date, there were 10,730,250 shares of CU Bancorp Common Stock (the “Common Stock”). Our Common Stock is our only class of outstanding stock.

What is the difference between a Shareholder of Record and a “Street Name” holder?

If your shares are registered directly in your name, you are considered the shareholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a company, trust or other nominee, then the broker, company, trust or other nominee is considered to be the shareholder of record with respect to those shares. However you are still considered the beneficial owner of those shares and your shares are said to be held in “street name”. Street name holders generally cannot vote their shares directly and must instead instruct the broker, company, trust or other nominee how to vote their shares using the voting instruction form provided by it. If you hold your shares in street name and do not provide voting instructions, your broker, company, trust or other nominee has discretionary authority to vote your shares on the ratification of the selection of McGladrey LLP as our independent auditor, even in the absence of your specific voting instruction. Those shares will also be counted as present at the meeting for purpose of determining a quorum. However, in the absence of your specific instructions as to how to vote, your broker, company, trust or other nominee does not have discretionary authority to vote on the election of directors or any other proposals.

What Constitutes a Quorum?

A quorum of shareholders is necessary to hold a valid meeting. The presence at the annual meeting in person or by proxy of the holders of a majority of the outstanding shares of common stock entitled to vote shall constitute a quorum for the transaction of business. Proxies marked as abstaining (including proxies containing broker non-votes) on any matter to be acted upon by shareholders will be treated as present at the meeting for purposes of determining a quorum but will not be counted as votes cast on such matters. If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.

How Many Votes Do I Have?

Holders of common stock are entitled to one vote, in person or by proxy, for each share of common stock held in his or her name on the books of the Company as of the Record Date for the Meeting on any matter submitted to the vote of the shareholders, except that in connection with the election of directors, the shares are entitled to be voted cumulatively. Cumulative voting entitles a shareholder to give one nominee as many votes as is equal to the number of directors to be elected multiplied by the number of shares owned by such shareholder, or to distribute his or her votes on the same principle between two or more nominees as he or she deems appropriate. The eleven (11) candidates receiving the highest number of votes will be elected.

Pursuant to California law, no shareholder may cumulate votes for a candidate unless such candidate(s) name has been placed in nomination prior to the voting and the shareholder has given notice at the Meeting prior to the voting of the shareholder’s intention to cumulate. If any shareholder gives notice, all shareholders may cumulate their votes.

The proxy holder does not, at this time, intend to cumulate votes pursuant to the proxies solicited in this Proxy Statement unless another shareholder gives notice to cumulate, in which case the proxy holder may cumulate votes in accordance with the recommendations of the Board of Directors. Therefore, discretionary authority to cumulate votes in such event is solicited in this Proxy Statement.

How Do I Vote By Proxy?

Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Annual Meeting and vote. You may also vote over the Internet or by telephone. Instructions for all voting can be found on the back of the Proxy Card included with this Proxy Statement.

If you properly fill in your proxy card and send it to us in time to vote, or vote by Internet or telephone, your “proxy” (the individual named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors as follows:

•	“FOR” the election of all eleven (11) nominees for director; and

•	“FOR” ratification of the selection of McGladrey LLP as the Company’s independent registered public accounting firm for 2013.

For the election of directors (Proposal 1), a shareholder may withhold authority for the proxy holders to vote for any one or more of the nominees by marking the enclosed proxy card in the manner instructed on the proxy card. Unless authority to vote for the nominees is so withheld, the proxy holders will vote the proxies received by them for the election of the nominees listed on the proxy card as directors of the Company. Your proxy does not have an obligation to vote for nominees not identified on the preprinted proxy card (that is, write-in candidates). Should any shareholder attempt to “write in” a vote for a nominee not identified on the preprinted card (and described in these proxy materials), your proxy will NOT vote the shares represented by your proxy card for any such write-in candidate, but will instead vote the shares for any and all other indicated candidates. If any of the nominees should be unable or decline to serve, which is not now anticipated, your proxy will have discretionary authority to vote for a substitute who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, your proxy intends to vote all of the proxies in such a manner, in accordance with the cumulative voting, as will assure the election of as many of the nominees identified on the proxy card as possible. In such event, the specific nominees to be voted for will be determined by the proxy holders, in their sole discretion.

If any other matter is presented (including but not limited to a motion for adjournment or postponement of the meeting), your proxy will vote in accordance with the recommendation of the Board of Directors, or, if no recommendation is given, in accordance with his or her best judgment. At the time this Proxy Statement went to press, we knew of no matters which needed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.

What is the Effect of Withholding Authority to Vote, Broker Non-Votes and Abstentions?

The eleven (11) nominees for director who receive the most votes will be elected. So, if you do not vote for a particular nominee, or you indicate “WITHHOLD AUTHORITY TO VOTE” for a particular nominee on your proxy card, your vote will not count either “FOR” or “AGAINST” the nominee. Ratification of the appointment of our auditors requires the approval of a majority of the votes represented and voting at the meeting.

If you hold your shares of Common Stock in “street name” (that is, through a broker or other nominee) you must vote your shares through your broker. You should receive a form from your broker asking how you want to vote your shares. Follow the instructions on that form to give voting instructions to your broker. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine, but not on non-routine matters. If you fail to instruct your broker or nominee as to how to vote your shares of Common Stock, your broker or nominee may, in its discretion, vote your shares “FOR” ratification of the appointment of McGladrey LLP as our independent registered public accounting firm for the year ending December 31, 2013, which is considered a routine matter. HOWEVER, YOUR BROKER MAY NOT VOTE YOUR SHARES “FOR” the election of the nominees for director, without your specific direction. A “broker non-vote” occurs when your broker does not vote on a particular proposal because the broker does not receive instructions from the beneficial owner and does not have discretionary authority. It is VERY IMPORTANT that you return the instructions to your broker or nominee. Therefore if you wish to be represented you must vote by completing the information which is sent to you by your broker or nominee.

California law requires the following two votes to adopt any proposal (other than the election of directors): (1) the affirmative vote of a majority of the shares represented and voting at the Annual Meeting, unless the vote of a greater number is required by law or by our Articles of Incorporation and (2) the affirmative vote of at least a majority of the shares required to constitute a quorum. In determining whether the first vote under (1) has been obtained, abstentions and broker non-votes are not treated as shares voting and therefore will not affect the vote on any proposal. In determining whether the second vote under (2) has been obtained, abstentions and broker non-votes will have the effect of votes cast AGAINST the proposal to ratify our independent registered public accounting firm. That is, abstentions and broker non-votes will reduce the number of affirmative votes and therefore reduce the total percentage of votes the proposal might otherwise have received.

May I Vote Telephonically or Electronically over the Internet?

Shareholders whose shares are registered in their own names may vote either by mail, telephone or over the Internet. Special instructions to be followed by any registered shareholder interested in voting via the Internet or telephone are set forth on the reverse of your proxy card. The Internet and telephone voting procedures are designed to authenticate the shareholder’s identity and to allow shareholders to vote their shares and confirm that their voting instructions have been properly recorded.

If your shares are registered in street name, you may also be eligible to vote your shares electronically over the Internet or by telephone. A large number of companies and brokerage firms are participating in the Broadridge Financial Solutions, Inc. online program. This program provides eligible shareholders who receive a paper copy of this Proxy Statement the opportunity to vote via the Internet or by telephone. If your company or brokerage firm is participating in Broadridge’s program, your proxy card will provide the instructions. If your proxy card does not reference Internet or telephone information, please complete and return the proxy card in the self-addressed, postage paid envelope provided.

May I Change my Vote After I Return My Proxy?

A form of Proxy for use at the Meeting is enclosed. If it is executed and returned it may nevertheless be revoked at any time before it is exercised by: (i) filing with the Corporate Secretary of the Company, Anita Y. Wolman, an instrument revoking it or a duly executed Proxy bearing a later date; (ii) appearing and voting in person at the Meeting or (iii) if you have voted your shares by Internet or telephone, recording a different vote, or by signing and returning a Proxy card dated as of a date that is later than your last Internet or telephone vote. Subject to such revocation, shares represented by a properly executed Proxy received in time for the Meeting will be voted by the Proxy Holder thereof in accordance with the instructions on the Proxy. IF NO INSTRUCTION IS SPECIFIED WITH RESPECT TO A MATTER TO BE ACTED UPON, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL LISTED ON THE PROXY. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE MEETING, THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE COMPANY’S BOARD OF DIRECTORS.

How Do I Vote in Person?

If you plan to attend the Annual Meeting and vote in person, we will give you a ballot form when you arrive. However, we strongly recommend that you return the proxy card rather than vote in person as this will expedite the vote counting process at the meeting. PLEASE NOTE THAT IF YOUR SHARES ARE HELD IN THE NAME OF YOUR BROKER, COMPANY OR OTHER NOMINEE, YOU MUST BRING A POWER OF ATTORNEY FROM YOUR NOMINEE IN ORDER TO VOTE AT THE ANNUAL MEETING. IF YOUR SHARES ARE HELD IN STREET NAME YOU WILL NOT BE ABLE TO VOTE AT THE MEETING WITHOUT THE POWER OF ATTORNEY FORM.

How may I obtain a separate set of proxy materials or request a single set for my household?

If you share an address with another shareholder, you may receive only one set of proxy materials unless you have provided contrary instructions. If you wish to receive a separate set of proxy materials now or in the future, please request the additional copies by e-mail to awolman@cunb.com, by facsimile to (818) 257-7703 or by calling (818) 257-7779. The Proxy Statement is also available on the internet at http://www.viewproxy.com/cubancorp/2013annualmeeting

What should I do if I receive more than one set of voting materials?

Similarly, if you share an address with another shareholder and have received multiple copies of our proxy materials, you may contact us in the same manner or write us at the address set forth below in the last question to request delivery of a single copy of these materials.

Why may I receive multiple voting instruction forms and/or proxy cards?

If you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. In each case, please complete, sign, date and return each proxy card and voting instruction form that you receive.

Who is Making the Solicitation?

This solicitation of Proxies is being made by the Board of Directors of the Company. The expense of preparing, assembling, printing and mailing this Proxy Statement and the materials used in the solicitation of Proxies for the Meeting will be borne by the Company. It is contemplated that Proxies will be solicited principally through the use of the mail, but officers, directors and employees of the Company may solicit Proxies personally or by telephone, without receiving special compensation for such activities. Although there is no formal agreement to do so, the Company may reimburse companies, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these Proxy Materials to shareholders whose stock in the Company is held of record by such entities. We have hired Alliance Advisors, LLC to seek the proxies of custodians, such as brokers, who hold shares which belong to other people as well as our individual shareholders. This service will cost the Company approximately $6,500. It is possible that the Alliance Advisors, at the direction of the Company, may solicit proxies by telephone and will receive additional compensation for such activities.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting

of Shareholders to be held on August 20, 2013

The Proxy Statement is available on the internet at

http://www.viewproxy.com/cubancorp/2013annualmeeting

Voting Securities

There were issued and outstanding 10,730,250 shares of the Company’s common stock (the “Common Stock”) on June 24, 2013, which has been fixed as the record date for the purpose of determining the shareholders entitled to notice of and to vote at the Meeting. Each holder of Common Stock will be entitled to one vote, in person or by Proxy, for each share of Common Stock held of record on the books of the Company as of the record date for the Meeting on any matter submitted to the vote of the shareholders, except that in connection with the election of directors, the shares may be voted cumulatively if a shareholder present at the Meeting has given notice at the Meeting, prior to the voting, of his or her intention to vote cumulatively. If any shareholder has given such notice, then all shareholders entitled to vote for the election of directors may cumulate their votes. Cumulative voting means that a shareholder has the right to vote the number of shares he or she owns as of the record date, multiplied by the number of directors to be elected. This total number of votes may be cast for one nominee or it may be distributed on the same principle among as many nominees as the shareholder sees fit. If cumulative voting is declared at the Meeting, votes represented by Proxies delivered pursuant to this Proxy Statement may be cumulated in the discretion of the Proxy Holders, in accordance with the recommendations of the Company’s Board of Directors.

A majority of the outstanding shares, represented in person or by Proxy, is required for a quorum. Nominees receiving the most votes, up to the number of directors to be elected, are elected as directors for the ensuing year. A majority of the shares represented and voting at the Meeting is required to ratify the selection of McGladrey LLP (“McGladrey”) as the Company’s independent registered public accounting firm for 2013.

If you hold Common Stock in “street name” and you fail to instruct your broker or nominee as to how to vote such Common Stock, your broker or nominee may, in its discretion, vote such Common Stock “FOR” ratification of the selection of McGladrey as the independent registered public accounting firm and auditors of the Company for 2013, but CANNOT vote FOR election of directors, unless you instruct them as to your vote. IT IS EXTREMELY IMPORTANT THAT YOU VOTE BY RETURNING YOUR PROXY CARD OR BY INTERNET OR TELEPHONE.

Shareholdings of Certain Beneficial Owners and Management

The following table sets forth certain information as of June 24, 2013, concerning the beneficial ownership of the Company’s outstanding common stock: (i) by each of the directors of the Company; (ii) by each of the Company’s named executive officers and (iii) by all directors and executive officers1 of the Company as a group. Management is not aware of any change in control of the Company that has occurred since January 1, 2012 or of any arrangement that may, at a subsequent date, result in a change in control of the Company. Other than Banc Funds Co. LLC, management of the Company does not know of any person who owns, beneficially or of record, more than 5% of the Company’s outstanding common stock. As used throughout this Proxy Statement, the term “executive officer” means the Company’s President and Chief Executive Officer, the Company’s Executive Vice President, Chief Operating and Chief Credit Officer, the Company’s Executive Vice President, Chief Financial Officer, the Executive Vice President, General Counsel and the Senior Vice President-Chief Accounting Officer. The Company’s other executive vice presidents and other vice presidents are not considered to be executive officers of the Company and are specifically excluded from participation in policy-making by resolution of the Board of Directors.

Name and Position Held	Number of Shares of Common Stock Beneficially Owned [1]		Number of Shares Subject to Vested Stock Options [2]	Percent of Class Beneficially Owned [2]

Roberto E. Barragan, Director	12,200	[3]	—	.11%

Kenneth L. Bernstein, Director	68,052	[4]	—	.63%

Kenneth J. Cosgrove, Director	322,373	[5]	—	3.00%

Stephen G. Carpenter, Vice Chairman of the Board	71,000	[6]	—	.66%

Robert Matranga, Director	243,244	[7]	—	2.27%

Name and Position Held	Number of Shares of Common Stock Beneficially Owned [1]		Number of Shares Subject to Vested Stock Options [2]	Percent of Class Beneficially Owned [2]

Roy A. Salter, Director	63,655	[8]	—	.59%

Daniel F. Selleck, Director	67,150	[9]	—	.63%

Lester M. Sussman Director	1,800	[10]	—	.02%

Charles H. Sweetman, Director	56,500	[11]	—	.53%

David I. Rainer, Chairman of the Board, President & Chief Executive Officer	210,324	[12]	318,083	4.78%

Anne A. Williams, Director, Executive Vice President, Chief Operating Officer & Chief Credit Officer	99,767	[13]	87,600	1.73%

Anita Y. Wolman, Executive Vice President, General Counsel & Corporate Secretary	34,870	[14]	64,500	.92%

Karen A. Schoenbaum, Executive Vice President & Chief Financial Officer	16,000	[15]	6,000	.21%

Robert J. Dennen, Senior Vice President & Chief Accounting Officer	55,670	[16]	49,063	0.97%

All Directors, Nominees and Executive Officers as a Group (14 in number)	1,322,605		525,246	16.41%

[1]

Includes shares beneficially owned, directly and indirectly, together with associates. Also includes shares held as trustee and held by or as custodian for minor children. Unless otherwise indicated, all shares are held as community property under California law or with sole voting and investment power. Does not include shares that may be acquired upon exercise of stock options, which are identified separately in this table.

[2]

Shares subject to options held by executive officers that were exercisable within 60 days after June 24, 2013 (vested) are treated as issued and outstanding for the purpose of computing the percent of the class owned by such person but not for the purpose of computing the percent of class owned by any other person. For All Directors and Executive Offices as a Group, all 525,246 vested stock options held by such persons are treated as issued and outstanding when computing the percent of class. There are no Director non-qualified stock options as of June 24, 2013. All Director non-qualified stock options that have been granted to Directors in prior years have been exercised and or cancelled, and there are no outstanding (non-vested or vested) non-qualified stock options that have been granted to Directors as of June 24, 2013.

[3]

Includes 11,200 shares owned as Trustee of the Roberto and Silvia Living Trust, and includes 1,000 shares of Restricted Stock with 500 shares vesting on September 7, 2013 and 500 shares vesting on September 7, 2014. Recipients of restricted stock have the ability to vote such shares, notwithstanding the restrictions applicable thereto.

[4]

Includes 25,000 shares owned as Trustee of the BFC Financial Corp. Pension and Profit Sharing Plan, Mr. Bernstein IRA; 36,552 shares held jointly with Mr. Bernstein’s spouse as Trustees of the Kenneth and Joni Bernstein Family Trust; 5,500 shares owned by his spouse’s IRA, and includes 1,000 shares of Restricted Stock with 500 shares vesting on September 7, 2013 and 500 shares vesting on September 7, 2014. Recipients of restricted stock have the ability to vote such shares, notwithstanding the restrictions applicable thereto.

[5]

Includes 175,282 shares held jointly with his spouse as Trustees of the Kenneth Cosgrove & Carolyn Cosgrove Family Trust, includes 22,956 shares in Mr. Cosgrove’s 401K account, 15,098 shares in Mr. Cosgrove’s self directed IRA account, 19,885 shares in Carolyn Cosgrove’s self directed IRA account, 88,152 shares held directly by Mr. Cosgrove and includes 1,000 shares of Restricted Stock with 500 shares vesting on September 7, 2013 and 500 shares vesting on September 7, 2014. Recipients of restricted stock have the ability to vote such shares, notwithstanding the restrictions applicable thereto.

[6]

Includes 70,000 shares held jointly with his spouse as Trustees of the Stephen and Janell Carpenter Family Trust, and includes 1,000 shares of Restricted Stock with 500 shares vesting on September 7, 2013 and 500 shares vesting on September 7, 2014. Recipients of restricted stock have the ability to vote such shares, notwithstanding the restrictions applicable thereto.

[7]

Includes 107,033 shares owned as Trustee of the Matranga Family Trust UA Dtd 10/24/89, 106,566 shares as Trustee for the Matranga Grandchildren Trust, 28,645 shares as Trustee of the Matranga 2001 Trust, and includes 1,000 shares of Restricted Stock with 500 shares vesting on September 7, 2013 and 500 shares vesting on September 7, 2014. Recipients of restricted stock have the ability to vote such shares, notwithstanding the restrictions applicable thereto.

[8]

Includes 62,655 shares held jointly with his spouse as Trustee of the Roy and Traci Salter Living Trust and includes 1,000 shares of Restricted Stock with 500 shares vesting on September 7, 2013 and 500 shares vesting on September 7, 2014. Recipients of restricted stock have the ability to vote such shares, notwithstanding the restrictions applicable thereto.

[9]

Includes 28,500 Shares owned as Trustee of the Daniel F. Selleck Family Trust; 37,650 directly owned by Mr. Selleck and includes 1,000 shares of Restricted Stock with 500 shares vesting on September 7, 2013 and 500 shares vesting on September 7, 2014. Recipients of restricted stock have the ability to vote such shares, notwithstanding the restrictions applicable thereto.

[10]

Includes 800 shares owned by Mr. Sussman and includes 1,000 shares of Restricted Stock with 500 shares vesting on September 7, 2013 and 500 shares vesting on September 7, 2014. Recipients of restricted stock have the ability to vote such shares, notwithstanding the restrictions applicable thereto.

[11]

Includes 37,750 shares owned as trustee of the Charles H. Sweetman 1996 Trust; 14,750 shares directly owned by Mr. Sweetman; 2,000 shares owned by Sweetman Properties, LLC; 1,000 shares owned by his spouse as Trustee of the Judith Sweetman Trust, and includes 1,000 shares of Restricted Stock with 500 shares vesting on September 7, 2013 and 500 shares vesting on September 7, 2014. Recipients of restricted stock have the ability to vote such shares, notwithstanding the restrictions applicable thereto.

[12]

Includes 126,724 shares owned as Trustee of the David and Anne Rainer Trust; 31,500 shares owned by Mr. Rainer’s IRA; 100 shares directly owned by Mr. Rainer; and the following Restricted Stock; includes 12,000 shares of Restricted Stock with 6,000 shares vesting on April 27, 2014 and 6,000 shares vesting on April 27, 2015; includes 20,000 shares of Restricted Stock with,10,000 shares vesting on January 6, 2014 and 10,000 shares vesting on January 6, 2015; and includes 20,000 shares of Restricted Stock with 5,000 shares vesting on August 14, 2013, 5,000 shares vesting on August 14, 2014, 5,000 shares vesting on August 14, 2015 and 5,000 shares vesting on August 14, 2016. Recipients of restricted stock have the ability to vote such shares, notwithstanding the restrictions applicable thereto.

[13]

Includes 66,267 shares directly owned by Ms. Williams; and includes the following Restricted Stock; Includes 8,000 shares of Restricted Stock with 4,000 shares vesting on April 27, 2014 and 4,000 shares vesting on April 27, 2015. Includes 12,500 shares of Restricted Stock with 6,250 shares vesting on January 6, 2014 and 6,250 shares vesting on January 6, 2015. Includes 13,000 shares of Restricted Stock with 3,250 shares vesting on August 14, 2013, 3,250 shares vesting on August 14, 2014, 3,250 shares vesting on August 14, 2015 and 3,250 shares vesting on August 14, 2016. Recipients of restricted stock have the ability to vote such shares, notwithstanding the restrictions applicable thereto.

[14]

Includes 5,200 shares owned by spouse’s IRA and 18,170 shares directly by Ms. Wolman; and includes the following Restricted Stock; Includes 4,000 shares of Restricted Stock with 2,000 shares vesting on April 27, 2014 and 2,000 shares vesting on April 27, 2015. Includes 2,500 shares of Restricted Stock with 1,250 shares vesting on January 6, 2014 and 1,250 shares vesting on January 6, 2015. Includes 5,000 shares of Restricted Stock with 1,250 shares vesting on August 14, 2013, 1,250 shares vesting on August 14, 2014, 1,250 shares vesting on August 14, 2015 and 1,250 shares vesting on August 14, 2016. Recipients of restricted stock have the ability to vote such shares, notwithstanding the restrictions applicable thereto.

[15]

Includes 5,900 shares owned directly by Ms. Schoenbaum; and includes the following Restricted Stock: 1,000 shares of Restricted Stock with 500 shares vesting on October 27, 2013, 500 shares vesting on October 27, 2014. Includes 1,600 shares of Restricted Stock with 800 shares vesting on April 27, 2014 and 800 shares vesting on April 27, 2015; includes 2,500 shares of Restricted Stock with 1,250 shares vesting on January 6, 2014 and 1,250 shares vesting on January 6, 2015; and includes 5,000 shares of Restricted Stock with 1,250 shares vesting on August 14, 2013, 1,250 shares vesting on August 14, 2014, 1,250 shares vesting on August 14, 2015 and 1,250 shares vesting on August 14, 2016. Recipients of restricted stock have the ability to vote such shares, notwithstanding the restrictions applicable thereto.

[16]

Includes 5,420 shares owned as co-trustee with Mr. Dennen‘s spouse of the Robert J. Dennen and Randi M. Dennen Trust; 1,000 shares owned as Trustee for Mitchell Dennen and 2,500 shares owned as Trustee for the Dennen Family Trust, 43,050 directly owned by Mr. Dennen and includes the following Restricted Stock; includes 700 shares of Restricted Stock with 350 shares vesting on April 27, 2014 and 350 shares vesting on April 27, 2015. and includes 3,000 shares of Restricted Stock with 750 shares vesting on September 7, 2013, 750 shares vesting on September 7, 2014, 750 shares vesting on September 7, 2015 and 750 shares vesting on September 7, 2016. Recipients of restricted stock have the ability to vote such shares, notwithstanding the restrictions applicable thereto.

Principal Shareholders and Change of Control

The following table sets forth information regarding the beneficial ownership of the Company’s common stock as of June 24, 2013 by those persons known by the Company to own more than 5% of the outstanding Common Stock of the Company, except as previously disclosed above. The shareholder’s ownership percentage is based on 10,730,250 shares of common stock outstanding as of June 24, 2013.

Name of Beneficial Owner	Number of Shares		Percent of Class Owned
Banc Funds Co. LLC	827,202	(1)	7.71%

(1)	Based on our records and information reported on a Schedule 13F as filed with the Securities and Exchange Commission as of March 31, 2013.

PROPOSAL 1 – ELECTION OF DIRECTORS

Nominees

The Bylaws of the Company provide that the number of directors shall not be less than nine nor more than seventeen until changed by an amendment to the Articles of Incorporation or the Bylaws, leaving the Board of Directors with the authority to fix the exact number of directors within that range. The Board of Directors last fixed the exact number of directors at eleven.

Directors are elected annually for a term ending on the next annual shareholders’ meeting date.

The persons named below are currently members of the Board of Directors. All of the listed persons will be nominated for election to serve until the 2014 Annual Meeting of Shareholders and until their successors are elected and have qualified pursuant to the recommendation of the Compensation, Nominating and Corporate Governance Committee of the Board of Directors and concurrence of the Board of Directors. Votes will be cast in such a way as to effect the election of all eleven nominees, or as many thereof as possible under the rules of cumulative voting. In the event that any of the nominees should be unable to serve as a director, it is intended that the Proxy will be voted for the election of such substitute nominees, if any, as shall be designated by the Board of Directors. Management has no reason to believe that any of the nominees will be unavailable to serve. Additional nominations can only be made by complying with the notice provision set forth in the Bylaws of the Company, an extract of which is included in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. This Bylaw provision is designed to give the Board of Directors advance notice of competing nominations, if any, and the qualifications of nominees, and may have the effect of precluding third-party nominations if the notice provisions are not followed.

The Board of Directors has determined that all of the current directors on the Board, except for Mr. Rainer, Ms. Williams and Mr. Cosgrove, are “independent,” as that term is defined by the rules and regulations of The NASDAQ Stock Market. These eight independent directors comprise a majority of the Board of Directors.

The following table lists the names and certain information as of June 24, 2013 regarding the Company’s directors. All the named individuals serve as directors of CU Bancorp (the “Company”) and its subsidiary California United Bank (the “Bank”). The Company and its wholly owned subsidiary, the Bank, are referred to herein jointly as “CUB”.

Name	Age	Position with CUB	Year First Appointed or Elected *

Roberto E. Barragan	43	Director	2004

Kenneth L. Bernstein	70	Director	2004

Stephen G. Carpenter	72	Vice Chairman of the Board CU Bancorp	2004

Kenneth J. Cosgrove	65	Vice Chairman of the Board California United Bank	2012

Robert Matranga	70	Director	2012

David I. Rainer	56	Chairman, President and Chief Executive Officer	2004

Roy A. Salter	56	Director	2004

Daniel F. Selleck	57	Director	2004

Lester M. Sussman	58	Director	2011

Charles H. Sweetman	70	Director	2004

Anne A. Williams	55	Director, Executive Vice President, Chief Operating Officer and Chief Credit Officer	2009

*	Years prior to 2012 reflect appointment to the Board of Directors of California United Bank which is the predecessor company to CU Bancorp. On July 31, 2012, CU Bancorp became the parent bank holding company for California United Bank in a Bank Holding Company Reorganization.

The Company’s directors serve one-year terms. None of the directors or executive officers was selected pursuant to any arrangement or understanding, other than with the directors and executive officers of the Company acting within their capacities as such. There are no family relationships between the directors and executive officers of the Company. None of the directors or executive officers of the Company serve as directors of any company which has a class of securities registered under, or which are subject to the periodic reporting requirements of, the Securities Exchange Act of 1934, as amended, or any investment company registered under the Investment Company Act of 1940. None of the directors or executive officers of the Company have been involved in any legal proceedings during the past ten years that are material to an evaluation of the ability or integrity of any director or executive officer of the Company.

The following is the principal occupation and business experience of the members of the Company’s Board of Directors:

Roberto E. Barragan. Mr. Barragan currently is President of the Valley Economic Development Center, Inc. (“VEDC”). He has served in various capacities with the VEDC since 1995. The VEDC is a 501(c)3 community based private non-profit corporation which offers training, consulting, technical assistance and financing to small- and medium-sized businesses. He also is the Chairman of the Board of the Pacoima Development Federal Credit Union. Mr. Barragan is an expert on the needs of small businesses within CUB’s communities and assists significantly in the Community Reinvestment Act efforts of CUB. Mr. Barragan serves as the Community Redevelopment Agency “CRA” Board Liaison, between the Bank’s CRA committee and the Board of Directors.

Kenneth L. Bernstein. Mr. Bernstein is Chief Executive Officer and sole shareholder of BFC Financial Corporation of Encino, a San Fernando Valley company that he has owned since 1965, which consults for middle market companies, notably on assignments associated with mergers and acquisitions and corporate financial and management restructure. Mr. Bernstein is an experienced lender and loan work-out consultant. As Chairman of the Directors’ loan committee he provides guidance to Management in lending and loan risk management.

Stephen G. Carpenter. Mr. Carpenter, Vice Chairman of the Board of CUB, is a retired banker with over 37 years of banking experience. From 1992 to 1999, Mr. Carpenter was Chairman of the Board and Chief Executive Officer of CU Bancorp and its banking subsidiary, California United Bank (not related to the current California United Bank), which prior to the sale to Pacific Century Financial Corporation in 1999, was the eleventh largest independent bank headquartered in Southern California. Mr. Carpenter was formerly a director of Ashworth, Inc., a golf apparel firm headquartered in Carlsbad, California. Mr. Carpenter has been in the banking business for over 37 years and is an expert in commercial lending, particularly asset based lending, as well as bank management. Having served a Chief Executive Officer and President at a successful community bank in the Company’s primary market, he brings a wide-ranging understanding of bank management, lending, finance, operations and strategic planning.

Kenneth J. Cosgrove. Mr. Cosgrove was previously the Chairman and Chief Executive Officer of Premier Commercial Bancorp and Premier Commercial Bank, N.A. and had served in that position since the formation of Premier Commercial Bank, N.A. Mr. Cosgrove is currently the Vice Chairman of the Board of California United Bank. He has over 40 years of banking experience. He is currently also a member of the Board of Directors of the holding company for Pacific Coast Bankers Bank as well as Pacific Coast Bankers Bank, a bankers’ bank in San Francisco, CA and serves as the Chairman of the Board. Having served a Chief Executive Officer at a successful community bank in the Company’s market, he brings a wide-ranging understanding of bank management, lending, finance, operations and strategic planning.

Robert Matranga. Mr. Matranga is the Chief Executive Officer of Bomel Construction Company, Inc., a concrete and general contractor, a position he has held for over 10 years. He was previously a Director of Premier Commercial Bancorp and Premier Commercial Bank, N.A. since formation. He brings significant business and market expertise to the Board of Directors developed from his substantial success as an entrepreneur.

David I. Rainer. Mr. Rainer is Chairman of the Board of Directors and the President and Chief Executive Officer of CU Bancorp and California United Bank. He was previously California State President for US Bank and Executive Vice President of Commercial Banking for US Bank, in which capacity he led the commercial banking operations for US Bank in the Western United States, from Colorado to California. In February 1999, Mr. Rainer became President and Chief Executive Officer of Santa Monica Bank which was acquired by US Bank in November 1999. From 1992 to 1999, Mr. Rainer was an executive officer of California United Bank (not related to the current California United Bank), and its successor Pacific Century Bank, N.A., and served as Executive Vice President and then director, President and Chief Executive Officer. Mr. Rainer is a member of the Board of Directors of the Federal Reserve Bank of San Francisco, Los Angeles Branch. He brings to the Board a full understanding of the Company’s banking business, markets, community and culture. He provides the Board with an overall perspective of all facets of the Company’s business, financial condition and its strategic direction. Mr. Rainer’s leadership, communication, and decision-making skills are of particular value to the Board.

Roy A. Salter. Mr. Salter is a Senior Managing Director of FTI, LLC. Previously he was a Founding Principal of The Salter Group based in the Los Angeles Office where he co-managed the firm’s overall practice and project management efforts. The Salter Group was a leading independent financial and strategic advisory firm specializing in providing business and intangible asset valuations, financial opinions, financial and strategic analysis, forecasting, and transaction support covering a broad spectrum of industries and situations to both middle market and Fortune 500 companies and capital market constituents. The Salter Group combined with FTI in 2012. Mr. Salter brings financial analysis and valuation expertise to the Board as well as a background in bank marketing and substantial success as an entrepreneur.

Daniel F. Selleck. Mr. Selleck is President of the Westlake Village-based Selleck Development Group, Inc. which specializes in the development and acquisition of commercial properties. That company has completed the development of more than 3.5 million square feet of property, with a value approximating $1 billion, including the development of the former General Motors Assembly Plant in Van Nuys, California. As a real estate expert and successful entrepreneur, Mr. Selleck provides his expertise to the Bank’s Directors’ Loan Committee and provides expertise in real estate lending and structure.

Lester M. Sussman. Mr. Sussman since 2005 has been a Senior Practice Leader with Resources Global Professionals, a consulting firm that provides services to businesses throughout the world, where he specializes in providing corporate governance, risk management and compliance services and is the Western region practice leader for financial services. Prior to joining Resources Global Professionals, he was the Senior Vice President, Finance of Gemstar TV Guide International. Mr. Sussman is a Retired Partner of Deloitte & Touche, LLP, where he served as Partner in Charge, Financial Services Group – Los Angeles and Pacific Southwest Region. Mr. Sussman is a Certified Public Accountant. Mr. Sussman’s financial institution accounting expertise and corporate governance expertise provides support to the Company in these areas. Mr. Sussman is the Audit Committee designated financial expert and is Chairman of the Audit Committee.

Charles H. Sweetman. Mr. Sweetman is a managing partner of Sweetman Properties, LLC, a commercial income property company located in Palm Desert, California and also is the owner of Sweetman Group, Inc. a property management and consulting firm. Mr. Sweetman provides strong entrepreneurial experience to the Board as well as significant business development skills.

Anne A. Williams. Ms. Williams is a Director and Executive Vice President of CUB and has served in this capacity since January 2009 and October 2004, respectively. She became a member of the Board of Directors in 2009. She is also Chief Operating Officer and Chief Credit Officer of CUB and has served in these capacities since April 2008 and October 2004, respectively. Prior to joining us, Ms. Williams served as Senior Vice President and Credit Risk Manager for US Bank’s Commercial Banking Market for the State of California. Ms. Williams was previously the Executive Vice President and Chief Credit Officer of Santa Monica Bank, which was acquired by US Bank in November 1999. Prior to joining Santa Monica Bank, Ms. Williams was the Executive Vice President and Chief Credit Officer at California United Bank (and its successor, Pacific Century Bank, N.A.) from 1992 to 1999. Ms. Williams brings to the Board a full understanding of the Company’s banking business, operations and credit.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS URGES A VOTE OF “FOR” ALL NOMINEES TO ELECT THE ABOVE NOMINATED PERSONS AS DIRECTORS OF THE COMPANY.

EXECUTIVE OFFICERS

The following sets forth the names and certain information as of June 24, 2013 with respect to the Company’s executive officers (except for Mr. Rainer and Ms. Williams whose information is included above). The Company’s executive officers are officers of both CU Bancorp and California United Bank.

Name	Age	Position with CUB	Year First Appointed

Karen A. Schoenbaum	50	Executive Vice President and Chief Financial Officer	2009

Anita Y. Wolman	61	Executive Vice President, General Counsel & Corporate Secretary[1]	2009

Robert J. Dennen	60	Senior Vice President and Chief Accounting Officer	2005	[2]

[1]	Ms. Wolman was previously Senior Vice President Legal/Compliance of California United Bank and had served in that capacity since 2005.
[2]	Mr. Dennen was Chief Financial Officer of California United Bank from 2005 to 2009. He was named Senior Vice President/Chief Accounting Officer in 2009.

Karen A. Schoenbaum, Executive Vice President and Chief Financial Officer has served as CUB’s Executive Vice President and Chief Financial Officer since October 2009. Prior to joining CUB, Ms. Schoenbaum was Executive Vice President and Interim Chief Financial Officer of Premier Business Bank in Los Angeles. She previously served as Executive Vice President and Chief Financial Officer of California National Bank from 2001 to 2008, where she was responsible for the financial and regulatory reporting, accounting, treasury, asset and liability management, general services and corporate real estate departments. From 1997, Ms. Schoenbaum was Executive Vice President, Chief Financial Officer and Chief Information Officer of Pacific Century Bank, N.A. a subsidiary of Bank of Hawaii Corporation and its predecessor California United Bank.

Anita Y. Wolman, Executive Vice President, General Counsel & Corporate Secretary was appointed Executive Vice President & General Counsel in January 2009. She previously was Senior Vice President Legal/Compliance beginning in 2005. Prior to joining CUB, Ms. Wolman was Senior Vice President, General Counsel & Corporate Secretary of California Commerce Bank (Citibank/Banamex USA). Earlier Ms. Wolman was Executive Vice President, General Counsel & Corporate Secretary of Pacific Century Bank, N.A. a subsidiary of Bank of Hawaii Corporation and its predecessor California United Bank.

Robert J. Dennen, Senior Vice President & Chief Accounting Officer was appointed Senior Vice President and Chief Accounting Officer in October 2009. Prior to that, he served as Chief Financial Officer of CUB from 2005. Before joining CUB he was the Senior Vice President / Chief Financial Officer, Treasurer and Corporate Secretary for Pacific Crest Capital, Inc., and the Senior Vice President / Chief Financial Officer and Treasurer of Pacific Crest Bank.

There are no family relationships between any Director and an Executive Officer or among any Directors.

CORPORATE GOVERNANCE PRINCIPLES AND CODE OF ETHICS

The Board of Directors is committed to good business practices, transparency in financial reporting and the highest level of corporate governance. In response to this, the Board has adopted formally the following Corporate Governance Guidelines:

Corporate Governance Guidelines

Our corporate governance guidelines provide for, among other things:

•	A Board consisting of a majority of independent directors;

•	Periodic executive sessions of non-management directors;

•	An Audit and Risk Committee and a Compensation, Nominating and Corporate Governance Committee consisting entirely of independent directors;

•	Annual Performance Evaluation of the Board;

•	Director education and orientation; and

•	Ethical conduct of directors and adherence to a duty of loyalty to the Company.

The Board has adopted a Code of Ethics that applies to the Company’s principal executive officer, principal financial officer and controller or principal accounting officer, or persons performing similar functions, as well as Principles of Business Conduct & Ethics that apply to its directors, officers and employees. A copy is available on the Company’s website at www.cunb.com or by contacting Anita Wolman, Corporate Secretary, at 15821 Ventura Boulevard, Suite 100, Encino, CA 91436. A copy will be provided without charge.

Selection and Evaluation of Director Candidates

Nomination of Directors

The Board of Directors maintains a Compensation, Nominating and Corporate Governance Committee, which, in addition to compensation related duties, is responsible for assisting the Board in director selection, as well as review and consideration of developments in corporate governance practices. This committee consists solely of independent directors. This committee will also review director candidates submitted by shareholders. The Compensation, Nominating and Corporate Governance Committee, is responsible for annually reviewing and evaluating with the Board the appropriate skills and characteristics required for Board members in the context of the current composition of the Board and our goals for nominees to the Board, including nominees who are current Board members.

The Board’s policies with respect to director nominees have been to consider, among other factors: (a) the business experience of the candidate; (b) his or her reputation and influence in the community and standards of moral and ethical responsibility; (c) availability and willingness to devote time to fully participate in the work of the Board and its committees; and (d) commitment to the Company as evidenced by personal investment. Directors are expected to have demonstrated notable achievement in business, education or public service; possess the education and experience to make a significant contribution to the Board; bring a range of skills, diverse perspective and background to the Board; and serve as active resources for referrals and business development.

The Company’s Board of Directors will consider properly submitted nominees to the Board proposed by shareholders, although the Board has no formal policy with regard to shareholder nominees as it considers all nominees on their merits, as discussed above. Any shareholder nominations proposed for consideration by the Board should include the nominee’s name and qualifications for Board membership and should be addressed to:

David I. Rainer, Chairman of the Board

CU Bancorp

15821 Ventura Boulevard, Suite 100

Encino, California 91436

In addition, the Bylaws of the Company permit shareholders to nominate directors for consideration at an Annual Meeting of Shareholders. For a description of the process for nominating directors in accordance with the Bylaws, please see the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement.

The Board of Directors and Committees of the Company

The Board of Directors of the Company oversees its business and monitors the performance of management. In accordance with corporate governance principles, our Board of Directors does not involve itself in day-to-day operations. The directors keep themselves informed through, among other things, discussions with the Chief Executive Officer, other key executives and our principal outside advisors (legal counsel, outside auditors, and other consultants), by reading reports and other materials that the Company sends them and by participating in Board and committee meetings.

During 2012, following the bank holding company reorganization whereby CU Bancorp became the parent of California United Bank (the “Bank Holding Company Reorganization”), the Board of Directors of CU Bancorp held four meetings. Prior to the Bank Holding Company Reorganization, California United Bank held three regular and four special meetings of the Board of Directors. During 2012, no director of the Company or California United Bank attended less than 75% of all Board meetings and the meetings of any committee of the Boards on which he or she served.

In 2012, the Board of Directors had the following committees: Audit and Risk Committee; Compensation, Nominating and Corporate Governance Committee, and Executive Committee. In addition California United Bank maintained a Board of Directors Loan Committee. The Audit and Risk Committee and the Compensation, Nominating and Corporate Governance Committee both consisted solely of independent directors.

Executive Sessions

Executive sessions of non-management directors are held by the Board on an “as needed” basis and at least annually. The executive sessions of non-management directors are chaired by the Vice Chairman of the Board.

Attendance at Annual Meetings

It is the policy of the Board to encourage directors to attend each Annual Meeting of Shareholders. Such attendance allows for direct interaction with shareholders. Eight of the Bank’s directors attended the Bank’s 2012 Meeting of Shareholders which was held for, among other things, approval of the Bank Holding Company Reorganization and approval of the merger with Premier Commercial Bancorp.

Shareholder Communications with the Board

Shareholders wishing to communicate with the Board of Directors as a whole, or with an individual director, may do so by e-mail from the Bank’s or the Company’s website, www.cunb.com, or by writing to the following address:

CU Bancorp

15821 Ventura Boulevard, Suite 100

Encino, California 91436

Attention: Corporate Secretary

Any communications directed to the Corporate Secretary will be forwarded to the entire Board of Directors, unless the Chairman of the Board reasonably believes communication with the entire Board of Directors is not appropriate or necessary or unless the communication is addressed solely to a specific committee or to an individual director.

Audit and Risk Committee and Board of Directors Risk Management

The Company has a separately designated standing Audit and Risk Committee established in accordance with applicable regulatory and The NASDAQ Stock Market requirements. The Audit and Risk Committee also serves as the Audit and Risk Committee of California United Bank. The Audit and Risk Committee Charter adopted by the Board sets out the responsibilities, authority and specific duties of the Audit and Risk Committee. The Audit and Risk Committee must consist of at least three members, each of whom are non-management (independent) directors and each of whom must meet the independence and expertise requirements of The NASDAQ Stock Market, the Sarbanes-Oxley Act of 2002 and rules promulgated thereunder, and other applicable rules and regulations. At least one member must have accounting or related financial management expertise and qualify as a “financial expert” as defined under the regulations of the SEC. Pursuant to the Audit and Risk Committee Charter, the Audit and Risk Committee has the following primary duties and responsibilities:

•	oversight of the quality and integrity of regulatory and financial accounting, financial statements, financial reporting processes and systems of internal accounting and financial controls;

•	oversight of the quality of compliance risk management and enterprise risk management;

•	oversight of the Company’s compliance with legal and regulatory requirements;

•

oversight of the annual independent audit of the Company’s financial statements and internal controls over financial reporting; engagement of the independent registered public accounting firm and evaluation of the qualifications, independence and performance of the independent registered public accounting firm;

•

approval of all auditing and non-audit services permitted to be provided by the independent registered public accountants (other than those services that meet the requirements of any de minimus exception established by law or regulation);

•

Oversight and retention of internal audit and/or outsourced internal audit services as well as review of the performance of the internal auditors and review of all internal audit reports and follow up on citations, comments and recommendations; and

•

Preparation of an annual report substantially in compliance with the rules of the SEC with regard to companies subject to the Sarbanes-Oxley Act, to be included in the Company’s annual proxy statement, if applicable.

The Audit and Risk Committee is primarily responsible for overseeing the risk management function at the Company, on behalf of the Board. The Audit and Risk Committee directs and employs third parties to conduct periodic reviews and monitoring of compliance efforts with a special focus on those areas that expose the Company to compliance risk. Among the purposes of the periodic monitoring is to ensure adherence to established policies and procedures. All reviews are reported to the Audit and Risk Committee, which periodically reports to the Board of Directors. The Audit and Risk Committee regularly meets with various members of management and receives reports on risk management and the processes in place to monitor and control such risk.

In addition to the Audit and Risk Committee, other committees of the Board of Directors consider the risks within their area of responsibility. For example, the Compensation, Nominating and Corporate Governance Committee considers the risks that may be implicated by the Company’s executive and other compensation programs. For a discussion of that Committee’s review of executive officer compensation plans and employee incentive plans and the risks associated with these plans (see “Executive Compensation – Risk of Compensation Programs,” herein). The Bank’s Loan Committee reviews credit risk, portfolio quality and trends.

The Audit and Risk Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and has direct access to the independent auditors as well as to anyone in our organization. The Audit and Risk Committee has the ability to retain special legal or accounting experts, or such other consultants, advisors or experts it deems necessary in the performance of its duties and shall receive appropriate funding from the Company for payment of compensation to any such persons. The Audit and Risk Committee works closely with management and the Company’s independent registered public accounting firm. At December 31, 2012, the Audit and Risk Committee consisted of Messrs. Sussman (Chairman), Barragan, Bernstein and Matranga, each of whom was “independent” as defined by the rules and regulations of The NASDAQ Stock Market. The Board of Directors has also determined that Mr. Sussman, who serves as the Chairman of the Audit and Risk Committee, is qualified as an “audit committee financial expert” and is “independent” as those terms are defined by the applicable rules and regulations of the Securities and Exchange Commission and The NASDAQ Stock Market. The Audit and Risk Committee held 12 meetings during 2012. The Audit Committee regularly meets without members of management present.

Audit and Risk Committee Report

The following Report of the Audit and Risk Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent we specifically incorporate this Report by reference.

The Audit and Risk Committee (the “Committee”) oversees the Company’s financial reporting process on behalf of the Board of Directors. In fulfilling its oversight responsibilities the Committee reviewed and discussed with management the audited financial statements included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission and the unaudited financial statements included in our Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. The Committee operates pursuant to a written charter that was adopted in September 2012. A copy of the Committee’s Charter may be obtained on the Company’s website at www.cubancorp.com under the section entitled “Corporate Governance.”

The Committee also oversees the performance of the Company’s internal audit function, including outsourcing of that function and review of reports.

Management is responsible for the Company’s financial reporting process including its system of internal controls, and for the preparation of financial statements in accordance with generally accepted accounting principles. The Company’s independent registered public accountants are responsible for auditing those financial statements.

The Committee’s responsibility is to monitor and review these processes and procedures. The members of the Committee are not professionally engaged in the practice of accounting or auditing. The Committee has relied on the information provided and on the representations made by management regarding the effectiveness of internal controls over financial reporting, that the financial statements have been prepared with integrity and objectivity and that these financial statements have been prepared in conformity with generally accepted accounting principles. The Committee also relies on the opinions of the independent registered public accountants on the financial statements and the effectiveness of internal controls over financial reporting. The Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, its consultations and discussions with management and the independent public accountants do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that our Company’s independent registered public accountants are in fact “independent.”

The Committee met and discussed with the independent registered public accountants the matters required to be discussed by the statements on Auditing Standards (SAS) No. 61, as amended (Communication with Audit Committees) as adopted by the Public Accounting Oversight Board in Rule 3200T. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management decisions made in developing the financial statements. In addition, the Committee received the written disclosures and the letter from the independent registered public accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accountants their independence.

The Committee has reviewed management’s report on its assessment of the effectiveness of internal control over financial reporting as of the end of 2012.

The Committee also met and discussed with the independent registered public accountants issues related to the overall scope and objectives of the audit, the Company’s internal controls and critical accounting policies, and the specific results of the audit. Management was present at all or some part of each of these meetings. The Committee also met with the independent registered public accountants without management. Lastly, the Committee met with management and discussed the engagement of McGladrey LLP as the Company’s independent registered public accountants.

During 2012, the Committee met in executive session with appropriate internal auditors or entities providing similar services, and McGladrey LLP to discuss the result of their examinations, observations and recommendations regarding financial reporting practices, the effectiveness of the Corporation’s internal controls and significant risks affecting the Company.

Pursuant to the reports and discussions described above, and subject to the limitations on the role and responsibility of the Audit and Risk Committee referred to above and in the Audit and Risk Committee’s charter, the Committee recommended to the Board of Directors that the audited consolidated financial statements of the Company for 2012 be included in the Annual Report on Form 10-K for the fiscal year 2012 for filing with the SEC.

Respectfully submitted by the members of the Audit and Risk Committee:

Dated: April 25, 2013 Audit and Risk Committee of the Board of Directors of CU Bancorp Lester M. Sussman, Chairman

Roberto Barragan

Kenneth L. Bernstein

Robert Matranga

Compensation, Nominating and Corporate Governance Committee

The Company has a separately designated Compensation, Nominating and Corporate Governance Committee (the “CNCG Committee”), which consists entirely of independent directors as defined by the rules and regulations of the SEC and The NASDAQ Stock Market. The CNCG Committee acts for both CU Bancorp and California United Bank. The members of the Compensation, Nominating and Corporate Governance Committee as of December 31, 2012 were Directors Sweetman (Chairman), Carpenter, Salter and Barragan. Each member of the CNCG Committee is an independent director as defined by the requirements of the SEC and The NASDAQ Stock Market.

The CNCG Committee has three areas of responsibility. The CNCG Committee is responsible for: (i) ensuring that compensation and benefits policies and programs for executive management and the Board of Directors of the Company comply with applicable law and stock exchange listing requirements, and are devised and maintained to provide and retain for the Company a high executive level of management and corporate governance competence; (ii) determining the nominees to the Board of Directors and their qualifications and reviewing performance of directors and committees of the Board of Directors annually; and (iii) ensuring compliance with the Sarbanes Oxley Act of 2002 relative to corporate governance and such other laws and regulations as may be applicable with regard thereto.

Specifically with regard to compensation, the CNCG Committee is charged with overview of the Company’s compensation matters. The CNCG Committee reviews and approves our compensation philosophy and evaluates and determines CEO and executive officer compensation. It also reviews and approves compensation programs, plans and awards, and is responsible for administration of short term and long term incentive plans and other stock or stock based plans. The CNCG Committee is responsible for oversight of regulatory compliance with respect to compensation matters. In order to carry out its duties, the CNCG Committee has the ability to retain advisors to be used to assist the CNCG Committee in its duties.

With regard to nomination and governance functions the CNCG Committee recommends director nominees and appropriate policies and procedures for governance matters. The CNCG Committee has the following specific responsibilities: (i) to make recommendations as to size of the Board of Directors or any committee; (ii) identify potential board members; (ii) review the performance of the board and its members and committees at least annually; (iii) review the Corporate Governance Guidelines at least annually; (iv) review compliance with corporate governance requirements under applicable law and regulations of stock exchanges; (v) review the Principles of Business Conduct and Ethics annually and (vi) review all related party transactions, other than those which are directly reviewed by the Board of Directors.

Shareholders can obtain the CNCG Committee Charter at www.cubancorp.com under the section entitled “Corporate Governance”, or upon request to: CU Bancorp, Corporate Secretary, 15821 Ventura Boulevard, Suite 100, Encino CA 91436. The CNCG Committee met eleven (11) times during 2012.

Compensation, Nominating and Corporate Governance Committee Interlocks and Insider Participation

None of the Company’s executive officers served on the CNCG Committee, or equivalent, of another entity, one of whose executive officers or board members served on our Board of Directors, and none of the members of the CNCG Committee serves or has served as an officer or employee of the Company.

COMPENSATION DISCUSSION AND ANALYSIS

This section addresses the compensation programs, philosophy and objectives, of CU Bancorp and its banking subsidiary, California United Bank (collectively, the “Company”). This section also addresses the factors most relevant to understanding the Company’s compensation programs and what they are designed to reward.

Summary and Corporate Governance

The CNCG Committee is composed entirely of independent directors and is responsible for reviewing and approving the Company’s overall compensation programs, plans and awards, including approving salaries, awarding bonuses and granting stock-based compensation to the Named Executive Officers and for formulating, implementing and administering the Company’s short-term and long-term incentive plans and other stock or stock-based plans. The CNCG Committee establishes the factors and criteria upon which the Named Executive Officers’ compensation is based and how such compensation relates to the Company’s performance, general compensation policies, competitive realities and regulatory requirements. The Committee also provides recommendations regarding director compensation programs. The CNCG Committee also reviews the Company’s compensation plans for risk.

Philosophy

We seek to establish compensation levels that are both consistent with the external competitive market and also reflective of the internal value of each position based on our strategies and business goals. Our compensation programs are designed to achieve an appropriate balance between fixed and variable pay, which may change from time to time, and result in our executives having more pay at risk than non-executive colleagues. As part of our decision making process for executive compensation, we internally compare colleagues’ roles and their respective performance. The performance of all Named Executive Officers is reviewed annually to assess respective contribution and competencies. We look at the relative level of complexity and significant differences of each job position, the position of the job in the Company’s hierarchy, the internal reporting relationship of the job position and the added value of the job to the Company and then calibrate the total compensation appropriately.

The Company’s compensation programs are designed, among other things, to emphasize the link between compensation and performance, taking into account competitive compensation levels in similar banks and in the markets where the Company competes for talent as well as performance by the executive, their particular skills, background and expertise. The policies and underlying philosophy governing the Company’s compensation programs include the following:

•

Highly Experienced Executives. Employment of exceptional performers with experience not typically found in peer community banks. Executives are generally expected to have backgrounds and experience in multi-billion dollar regional or national banks or other similar levels of experience for their particular area of emphasis. Executives have a high level of educational background, including professional degrees.

•	Retention of Key Executives. Continued retention of key executives responsible for the development and success of the organization, client development and shareholder relationships.

•	Significant Portfolios Held by Executives. The Company executives may hold multiple positions and responsibilities which makes comparison to peers less meaningful.

•

Internal and External Fairness. Recognizing the importance of perceived fairness both internally and externally related to compensation practices. The CNCG Committee has evaluated the overall economic impact of the Company’s compensation practices and, when deemed necessary, has consulted with independent outside advisors in the evaluation of contractual obligations and compensation levels.

•

Pay Aligned with Performance: The Company provides a highly competitive salary combined with incentive opportunities that create “leveraged” compensation, providing the opportunity for above-market total compensation for outstanding company and individual performance. A meaningful portion of annual executive compensation should be related to factors that can affect the financial performance of the Company.

•

Shareholder Value and Long-Term Incentives. The Committee believes that the long-term success of the Company and its ability to consistently increase shareholder value is dependent on its ability to attract and retain skilled executives, particularly those currently in place. The Company’s compensation strategy encourages equity-based compensation to align the interests of management and shareholders.

•

Flexibility. The Company recognizes that the market for talent requires flexibility in compensation in order to attract and retain qualified individuals. Salary ranges and individual compensation decisions take into account local competitive pressures and changing conditions. Furthermore, the targeted position relative to market may vary depending on the type and level of position, recognizing the different recruiting conditions and relative importance of various qualifications.

•

Risk Mitigation. The Company uses a combination of short-term and long-term compensation. The latter is impacted by the Company’s performance and mitigates the benefit to executives from exposing the Company to short-term risks, as the value of the long-term compensation, particularly equity grants, is substantially impacted by the Company’s long-term performance.

The following table lists some of the major components of compensation that may be utilized as part of the compensation program.

Component	Primary Objective

Base salary	Attract talent Recognize individual differences in performance, experience, expertise, responsibility, and position worth Retain talent

Annual cash incentives

Motivate achievement of annual goals

Provides a vehicle for “adjusting” pay on an annual basis to reflect individual and corporate-wide performance

Reward achievement of strategic goals or corporate events

Structured to mitigate risk to institution by rewarding for performance

Long-term equity incentives	Motivate achievement of long-term performance Align employees with shareholders Mitigate risk of short term performance indicators with longer term view Retain talent

Retirement plans and SERPs, employment contracts

Reduce shortfalls of qualified plans

Provide financial security, protection, and retention

* The Bank does not currently offer its executives employment agreements, a defined benefit plan, or deferred compensation other than a SERP introduced in 2012, although these other vehicles may be considered in the future

Supplemental benefits (perquisites and severance )	Provides financial security, protection and retention

The primary goal of the compensation philosophy for executives is to attract and retain highly competent banking professionals with proven performance records and to incent them to achieve corporate goals, strategies and performance metrics. The CNCG Committee believes that retention of each of the Named Executive Officers is critical to the Company’s success going forward and that previous success was generated, to a significant level, based upon the efforts of these people. The CNCG Committee achieves this objective by setting base compensation at competitive levels, generally targeted to at least the 75th percentile of peers and market and by rewarding executive officers with stock option, restricted stock or other equity incentive compensation grants which provide long-term compensation and significant alignment with shareholder interests.

Cash incentives are generally designed to provide incentive for achievement of the Company’s performance and strategic goals. The Company has implemented an Executive Performance Cash Incentive Plan (the “Incentive Plan”) which is designed to reward participants for any or all of the following components included in achieving the Company’s annual financial plan and profitability targets: (i) execution of strategic initiatives; (ii) profitability; (iii) loan growth; (iv) asset and credit quality; (v) deposit growth and (vi) efficiency ratio. The respective weight of each of these factors may differ for each executive to emphasize their responsibilities and areas of competence. For 2012 there were three levels of performance with differing possible payouts: (i) “Threshold Plan Target” – performance within 80-100% of the Company’s financial plan, growth and/or profitability targets for the year; (ii) “Meets Plan Target” – performance of 100% of the financial plan and/or profitability targets for the year; and (iii) “Exceeds Plan Target” – performance within 100 – 125% of the financial plan and/or profitability targets for the year. A “scorecard” is reviewed quarterly detailing performance to these metrics. In addition, consideration is given to overall Company performance compared to certain peers. Peer performance is also included in the quarterly scorecards. The CNCG Committee also retains discretion to pay cash incentives notwithstanding the fact that the Company has not achieved targets or to withhold cash incentives for any reason. The following chart outlines the 2012 eligibility of each Named Executive Officer for payouts under the Incentive Plan.

Target Opportunity

Position Title	Threshold Plan Target		Meets Plan Target		Exceeds Plan Target

President & CEO	30% of base salary	*	50% of base salary	*	75% of base salary	*

CCO & COO	20% of base salary	*	40% of base salary	*	60% of base salary	*

CFO	20% of base salary	*	40% of base salary	*	60% of base salary	*

General Counsel	20% of base salary	*	40% of base salary	*	60% of base salary	*

CAO	10% of base salary	*	25% of base salary	*	40% of base salary	*

*	Equivalent of current annual base salary at time of award payout.

For 2012, while the Company achieved certain of the metrics for the Threshold Plan Target, other metrics were negatively impacted by the costs of the Bank Holding Company Reorganization, the acquisition of Premier Commercial Bancorp and Premier Commercial Bank as well as the system conversion related thereto. No short-term incentives were paid to Named Executive Officers under the Incentive Plan for 2012 to date.

Compensation Consultants

Amalfi Consulting (now McLagan Consulting), a national human resources consulting firm, was engaged in 2010 to provide services as the CNGC Committee’s independent compensation consultant to assist in the development of the Bank’s peer group, evaluate executive officer compensation to like positions in these peer groups, provide analysis on the data and recommend compensation elements, including overall compensation philosophy, base salary, annual incentive compensation, long-term incentives, and perquisites. Amalfi conducted a review of the Company’s total compensation programs, which provided a guide for the Committee to set compensation for Named Executive Officers at that time. Amalfi did not perform any other services for the Company and there are no known conflicts of interest between Amalfi and its affiliates and the Company and its affiliates. Amalfi reported directly to the Committee and did not provide services to, or on behalf of, any other part of the Company’s business. Major services provided by Amalfi included: (1) assisting in the development of the Bank’s peer group; and (2) evaluating executive officer compensation to like positions in the peer group, providing analysis on the data, including overall compensation philosophy, base salary, annual bonus compensation, long-term equity awards, and perquisites. Amalfi did not provide any services to the Committee during 2011 or 2012. However, the review and analysis performed in 2010 continued to be used to some extent in 2011 in assisting in setting executive compensation. Other than as described herein, the Committee did not give any specific direction to the compensation consultant about the peer group or the results reported.

EW Partners, Inc. (“EW”) an independent compensation consulting firm, was engaged by the Committee in April 2013 to conduct a formal review of the Company’s executive compensation. EW provided a review of director compensation in 2012. EW does not perform any other services for the Company and there are no known conflicts of interest between EW and its affiliates and the Company and its affiliates. EW reports directly to the Committee and does not provide services to, or on behalf of, any other part of the Company’s business. The major services expected to be provided by EW in 2013 include: 1) review of the Company’s current peer group and/or revision and assistance in development of the peer group, 2) review and analysis of appropriate compensation information from the peer group, and 3) comprehensive review of the Company’s executive compensation programs. The analysis and review performed by EW in 2013 and any actions taken by the CNCG Committee pursuant thereto are not expected until late in 2013. Other than as described herein, the Committee did not give any specific direction to the compensation consultant about the peer group or the results reported.

Peer Group Review and Market Study

When reviewing compensation components for the Named Executive Officers and Directors, the CNCG Committee considers as one element of analysis, the compensation practices of specific peer companies whose asset size, business type and geography are comparable to the Bank. In selecting the peer group to be considered in setting 2010 compensation, the CNCG Committee considered other banks with assets from $450 million to $1.4 billion located in California, Oregon and Washington. These banks were primarily chosen due to asset size and geography rather than similar business type.

The CNCG Committee approved the following specific peer group of 20 publicly-traded financial institutions for purposes of benchmarking 2010 compensation:

American River Bancshares	Bank of Marin Bancorp

Bank of Commerce Holdings	Bridge Capital Holdings

Community West Bancshares	First California Financial Group

FNB Bancorp	Heritage Commerce Corp

Heritage Financial Corporation	Heritage Oaks Bancorp

North Valley Bancorp	Northwest Bancorporation

Oak Valley Bancorp	Pacific Mercantile Bancorp

Pacific Premier Bancorp, Inc.	Pacific Continental Corporation

Sierra Bancorp	Sonoma Valley Bancorp

Summit State Bank	Washington Banking Company

Note: Some of the financial institutions in this peer group no longer exist.

In 2012, in view of the growth experienced by the Company and the pending Bank Holding Company Reorganization and acquisition of Premier Commercial Bancorp and Premier Commercial Bank, the CNCG Committee reviewed a group of six (6) financial institutions of similar asset size in California for base compensation of Chief Executive Officers and made adjustments to the CEO’s base salary and made similar adjustments to the other Named Executive Officers. The six peers reviewed were:

Bank of Marin Bancorp	Farmers and Merchants Bancorp

Pacific Premier Bancorp	Pacific Mercantile Bancorp

Bridge Capital Holdings	First California Financial Group

Note: Some of the financial institutions in this peer group no longer exist.

Effective March 1, 2012, David I. Rainer and Anne A. Williams’ base compensation was increased to $375,000 and $275,000, respectively. At the same date, each of Karen A. Schoenbaum’s and Anita Y. Wolman’s base compensation was increased to $225,000. Effective April 1, 2012, Robert J. Dennen’s base compensation was increased to $158,640. Each of these increases was made based not exclusively on peer data but included consideration of the executive’s demonstrated ability, experience, past and potential performance and contribution to the Company and in view of each of the individual’s extraordinary ability in positioning the Company to continue to grow and acquire through a challenging economic environment.

This compensation philosophy will be reviewed periodically by the CNCG Committee and will be modified, as appropriate, to reflect market trends and industry best practices.

Compensation Committee Report

The CNCG Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement. Based on our Committee review of and the discussion with management with respect to the Compensation Discussion and Analysis, we recommend to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Respectfully Submitted:

Dated April 25, 2013

Compensation, Nominating and Corporate Governance Committee of the Board of Directors of CU Bancorp

Charles Sweetman, Chairman Roberto Barragan Stephen Carpenter Roy Salter

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth, for the fiscal years ended December 31, 2012, 2011, and 2010, compensation information for services in all capacities to the Company for (i) the Chief Executive Officer, (ii) the Chief Financial Officer, and (iii) the other most highly compensated executive officers who were serving as executive officers at the end of 2012 and whose total compensation in 2012 exceeded $100,000 (collectively, the “Named Executive Officers”). There are no other executive officers of the Company.

Name and Principal Position	Year	Salary		Bonus (1)		Stock Awards (2)		Option Awards (3)		Non- Equity Incentive Plan Compensation		Change to Pension Value and Nonqualified Deferred Compensation Earnings (4)		All Other Compensation (5)		Total

David I. Rainer President & Chief Executive Officer CU Bancorp and California United Bank	2012 2011 2010	$ $ $	368,333 335,000 305,144	$ $ $	150,000 115,670 —	$ $ $	235,000 500,000 366,000	$ $ $	— — 43,401	$ $ $	— — —	$ $ $	39,573 — —	$ $ $	44,693 44,939 44,281	$ $ $	837,599 995,638 758,826

Anne A. Williams Executive Vice President, Chief Operating Officer and Chief Credit Officer CU Bancorp and California United Bank	2012 2011 2010	$ $ $	270,834 250,000 237,641	$ $ $	82,500 80,379 —	$ $ $	152,750 312,500 244,000	$ $ $	— — 36,891	$ $ $	— — —	$ $ $	25,169 — —	$ $ $	18,191 17,693 17,184	$ $ $	549,444 660,573 535,716

Anita Y. Wolman Executive Vice President, General Counsel and Secretary CU Bancorp and California United Bank	2012 2011 2010	$ $ $	222,500 210,000 205,081	$ $ $	67,500 14,308 82,000	$ $ $	58,750 62,500 122,000	$ $ $	— — —	$ $ $	— — —	$ $ $	34,799 — —	$ $ $	9,935 9,245 15,767	$ $ $	393,484 296,053 424,848

Karen A. Schoenbaum Executive Vice President and Chief Financial Officer CU Bancorp and California United Bank	2012 2011 2010	$ $ $	221,533 204,202 190,279	$ $ $	67,500 5,763 82,000	$ $ $	58,750 62,500 48,800	$ $ $	— — —	$ $ $	— — —	$ $ $	11,641 — —	$ $ $	21,972 17,225 24,971	$ $ $	381,396 289,679 346,050

Name and Principal Position	Year	Salary		Bonus (1)		Stock Awards (2)		Option Awards (3)		Non- Equity Incentive Plan Compensation		Change to Pension Value and Nonqualified Deferred Compensation Earnings (4)		All Other Compensation (5)		Total

Robert J. Dennen Senior Vice President, Chief Accounting Officer CU Bancorp and California United Bank	2012 2011 2010	$ $ $	157,672 152,892 150,262	$ $ $	— 14,500 23,000	$ $ $	34,650 — 21,350	$ $ $	— — —	$ $ $	— — —	$ $ $	— — —	$ $ $	13,776 6,407 11,516	$ $ $	206,098 173,798 206,128

(1)	The Bonus payments reflected in the above table for 2012 were discretionary bonuses paid to the executives in August 2012 related to extraordinary efforts related to completion of the Bank Holding Company Reorganization, acquisition of Premier Commercial Bancorp and its subsidiary Premier Commercial Bank and the efficient and successful integration and conversion completed within 30 days of transaction closing. The Bonus payments reflected in above table for 2011 were paid to the executives in 2011 and were limited to the payment of tax obligation related to the vesting of restricted stock in 2011. The Bonus payments reflected in 2010 in the table above were earned for 2010 performance but paid in 2011.
(2)	The amounts in this column represent the grant date fair value of restricted stock awards issued to the named executives by the Company in the year of grant, as calculated in accordance with ASC Topic 718 (formerly FAS123(R). The amounts reported in the above table do not include any estimates of forfeitures.
(3)	The amounts in this column represent the grant date fair value of stock option awards issued to the name executives by the Company in the year of grant, as calculated in accordance with ASC Topic 718 (formerly FAS123(R). The amounts reported in the above table do not include any estimates of forfeitures. Furthermore, the amount recognized for these awards was calculated based on the Black-Scholes option-pricing model.
(4)	The amounts in this column represents the salary continuation plan accruals, i.e., the total change for each year in the accrued liability balance established with respect to the benefit obligation associated with the post-retirement salary continuation agreement of each Named Executive Officer. This plan was established in October 2012. See “Pension Benefits” and “Potential Payments Upon Termination or Change in Control” for more information about the salary continuation agreements. There were no above-market or preferential earnings on non-qualified deferred compensation accounts. The Company maintains an account for each deferred compensation plan participant that includes deferred compensation and any earnings thereon
(5)	See “All Other Compensation” table that follows for details of these amounts. The amounts in this column reflect (1) auto allowances, (2) amounts associated with life insurance premiums, executive medical examination costs, which benefits are not available to all employees of the Company, (3) country club dues and membership fees, a significant portion of which relates to business related entertainment and business development, (4) 401-K Employer contributions which are made at 3% of annual income for all employees, subject to IRS regulatory ceilings, and (5) excess vacation accrual that two employees received in 2010 and two employees received in 2012.

All Other Compensation

The amounts disclosed in the “All Other Compensation Column” of the Summary Compensation Table above consist of:

Named Executive Officer	Year	Automobile Allowance	Life Insurance and Executive Medical Premiums (1)	Country Club Dues and Membership Fees	401(k) Employer Contributions	Other	Total

David I. Rainer	2012	$9,000	$1,895	$26,448	$7,350	$—	$44,693
	2011	$9,000	$1,055	$27,534	$7,350	$—	$44,939
	2010	$9,000	$2,651	$25,280	$7,350	$—	$44,281

Anne A. Williams	2012	$9,000	$1,841	$—	$7,350	$—	$18,191
	2011	$9,000	$1,343	$—	$7,350	$—	$17,693
	2010	$9,000	$1,055	$—	$7,129	$—	$17,184

Anita Y. Wolman	2012	$—	$2,585	$—	$7,350	$—	$9,935
	2011	$—	$1,895	$—	$7,350	$—	$9,245
	2010	$—	$1,295	$—	$6,395	$8,077	$15,767

Karen A. Schoenbaum	2012	$9,000	$1,295	$—	$7,350	$4,327	$21,972
	2011	$9,000	$905	$—	$7,350	$—	$17,255
	2010	$9,000	$2,637	$—	$5,480	$7,854	$24,971

Robert J. Dennen	2012	$—	$2,585	$—	$5,090	$6,101	$13,776
	2011	$—	$1,055	$—	$5,352	$—	$6,407
	2010	$—	$1,055	$—	$4,681	$5,780	$11,516

(1)

Health care benefits, dental care benefits, vision care benefits, long term care benefits, short term disability benefits, and long term disability benefits are available to all employees of the Bank and do not discriminate in favor of executives and are therefore not included in the above table. The employee pays 100% of the cost of their short term disability benefits and their long term disability benefits. The Bank pays a base amount of all employees’ long term care benefits but any additional coverage elected by the employee above the base amount is paid by the employee. All Senior Vice Presidents and above, including the Named Executive Officers receive identical life insurance benefits providing life insurance in the amount of $300,000. Annual premium expense in excess of the base amount of $50,000 of insurance coverage is treated as imputed income to the employee. Executive Medical examinations are offered to only select executive officers of the Bank and the associated cost is included as additional compensation in the table above.

Other Perquisites and Benefits

In addition, the Company provided certain of its executive officers with memberships in various clubs and organizations, primarily for business development purposes. For additional information on benefits and perquisites, see the Summary Compensation Table included in the section below entitled “ – Summary Compensation.”

Risk of Compensation Programs

The CNCG Committee engaged Amalfi Consulting to conduct a risk review of its compensation programs for all employees, including, but not limited to, Executive Officers. The report was received in May 2010. In October 2011, EW Partners, Inc. reviewed the Executive Performance Cash Incentive Plan and indicated that the plan did not present an environment of “encouraging excessive risk taking”. While certain recommendations of EW Partners, including adding a “clawback” provision to the Plan were added subsequent to October 2011 no other significant changes were made to the Executive Performance Cash Incentive Plan since that review and no payments were made in 2011 or 2012 pursuant to that Plan. Based on the information presented, the Company does not believe that the incentive plans promote significant risk taking or that such policies and practices create risks that are reasonably likely to have a material adverse effect on the Company.

Impact of Accounting and Tax Treatments of Executive Compensation

Section 162(m) of the Internal Revenue Code of 1986 (as amended), places a limit of $1,000,000 on the amount of compensation that the Company may deduct in any one year with respect to each of its five most highly paid executive officers. There is an exception to the $1,000,000 limitation for performance-based compensation meeting certain requirements. Currently, remuneration is not expected to exceed $1,000,000 for any employee. Therefore, the Company does not expect that compensation will be affected by the qualifying compensation regulations. The Company will in the future attempt whenever possible to take full advantage of Section 162(m) in designing compensation programs; however, the Company believes that shareholder interests are best served by not restricting the Company’s discretion and flexibility in crafting and administering compensation programs, even though such programs may occasionally result in non-deductible compensation expenses. Accordingly, the Company may from time to time approve elements of compensation for certain officers that are not fully deductible.

Grants of Plan-Based Awards in 2012

The following table sets forth certain information regarding restricted stock awards granted under the Company’s 2007 Plan to the Named Executive Officers during 2012. There were no stock option awards granted to the Named Executive Officers during 2012.

Named Executive Officer	Grant Date	All Other Stock Awards: Number of Shares of Stock (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/sh)		Grant Date Fair Value of Stock and Option Awards ($)

David I. Rainer	8/14/2012	20,000		$	—	$235,000

Anne A. Williams	8/14/2012	13,000		$	—	$152,750

Anita Y. Wolman	8/14/2012	5,000		$	—	$58,750

Karen A. Schoenbaum	8/14/2012	5,000		$	—	$58,750

Robert J. Dennen	9/7/2012	3,000		$	—	$34,650

Outstanding Equity Awards at 2012 Fiscal Year-End

The following table sets forth certain information regarding the holdings of stock options and restricted stock by the Named Executive Officers at December 31, 2012. The options were granted pursuant to the Employee Plan and the 2007 Plan (as defined herein).

Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)		Market Value of Shares of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares That Have Not Vested ($)

David Rainer	218,750	—			$10.00	5/16/15	2,000	(1)	$23,420
	10,000	—			$22.00	4/25/16	2,500	(2)	$29,275
	60,000	—			$17.50	2/26/17	18,000	(3)	$210,780
	23,333	—			$16.00	9/24/17	30,000	(9)	$351,300
	4,000	6,000	(4)		$12.20	4/27/17	20,000	(10)	$234,200

Anne Williams	62,500	—			$10.00	5/16/15	800	(1)	$9,368
	5,000	—			$22.00	4/25/16	12,000	(7)	$140,520
	11,250	3,750	(8)		$7.80	1/27/15	18,750	(9)	$219,563
	3,400	5,100	(4)		$12.20	4/27/17	13,000	(10)	$152,230

Anita Wolman	52,500	—			$10.00	5/16/15	400	(1)	$4,684
	5,000	—			$22.00	4/25/16	6,000	(3)	$70,260
	5,250	1,750	(8)		$7.80	1/27/15	3,750	(9)	$43,913
							5,000	(10)	$58,550

Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)		Market or Payout Value of Unearned Shares That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares That Have Not Vested ($)

Karen Schoenbaum	6,000	6,000	(5)		$12.52	10/27/15	1,000	(6)	$11,710
							2,400	(7)	$28,104
							3,750	(9)	$43,913
							5,000	(10)	$58,550

Robert Dennen	39,063	—			$10.00	5/16/15	400	(1)	$4,684
	5,000	—			$22.00	4/25/16	1,050	(3)	$12,296
	3,750	1,250	(8)		$7.80	1/27/15	3,000	(11)	$35,130

(1)	Restricted Stock granted on May 21, 2008 vests at a rate of 20% annually, commencing on the first anniversary of grant.
(2)	Restricted Stock granted on January 27, 2009 vests at a rate of 25% annually, commencing on the first anniversary of grant.
(3)	Restricted Stock granted on April 27, 2010 vests at a rate of 20% annually, commencing on the first anniversary of grant.
(4)	Stock options granted on April 27, 2010 have a term of seven (7) years and vest in four equal annual increments commencing on the first anniversary of the date of grant.
(5)	Stock options granted on October 27, 2009 have a term of six (6) years and vest in four equal annual increments commencing on the second anniversary date of the grant.
(6)	Restricted Stock granted on October 27, 2009 vests at a rate of 25% annually, commencing on the second anniversary of grant.
(7)	Restricted Stock granted on April 27, 2010 vest at a rate of 20% annually, commencing on the second anniversary of grant.
(8)	Stock options granted on January 27, 2009 have a term of six (6) years and vest in four equal annual increments commencing on the first anniversary date of the grant.
(9)	Restricted Stock granted on January 6, 2011 vest at a rate of 25% annually, commencing on the first anniversary of grant.
(10)	Restricted Stock granted on August 14, 2012 vest at a rate of 25% annually, commencing on the first anniversary of grant.
(11)	Restricted Stock granted on September 7, 2012 vest at a rate of 25% annually, commencing on the first anniversary of grant.

In August of 2012, David I. Rainer, the President and Chief Executive Officer, Anne A. Williams, the Executive Vice President, Chief Credit Officer and Chief Operating Officer, Karen Schoenbaum, the Executive Vice President and Chief Financial Officer and Anita Y. Wolman, the

Executive Vice President, General Counsel and Secretary, received grants of restricted stock of 20,000 shares, 13,000 shares, 5,000 shares and 5,000 shares, respectively. In September of 2012, Robert Dennen, Chief Accounting Officer received 3000 shares of restricted stock. In January of 2011, David I. Rainer, the President and Chief Executive Officer, Anne A. Williams, the Executive Vice President, Chief Credit Officer and Chief Operating Officer, Karen Schoenbaum, the Executive Vice President and Chief Financial Officer and Anita Y. Wolman, the Executive Vice President, General Counsel and Secretary, received grants of restricted stock of 40,000 shares, 25,000 shares, 5,000 shares and 5,000 shares, respectively.

Option Exercises and Stock Vested in 2012

The following table sets forth certain information regarding stock options and restricted stock granted under the Employee Plan and the 2007 Plan to the Named Executive Officers. The dollar figures in the table below reflect the value on the exercise date for option awards and the value on the vesting date of the restricted stock award.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting

David I. Rainer	-0-	-0-	20,500	$212,315

Anne A. Williams	-0-	-0-	11,050	$114,979

Anita Y. Wolman	-0-	-0-	3,650	$39,021

Karen A. Schoenbaum	-0-	-0-	2,550	$27,628

Robert J. Dennen	-0-	-0-	750	$8,393

Supplemental Executive Retirement Plan

As discussed above, retention of our key employees is an important element in the consistency and continuity of the execution of our strategy. Unexpected turnover in key executive positions can be disruptive and is a potential threat to the Company’s progress. Each of the named executives (other than Mr. Dennen) is eligible to participate in a supplemental executive retirement program (“SERP”) that is designed to reward long-term contribution to the Company. Under the SERP, after achieving defined length of service and vesting thresholds, each executive will receive up to fifteen annual payments upon reaching retirement, depending on their age at initiation of the SERP. The retirement payment is based on a percentage of the ending salary projected to be paid at the time of normal retirement. All current participants have vested in this benefit. We believe that the SERP is a key element of our executive retention strategy. The SERP was adopted by the Company in September 2012.

Pension Benefits

Name	Plan Name	Number of Years Credited Service (1)	Present Value of Accumulated Benefit (2)	Payments During Last Fiscal Year

David I. Rainer	Salary Continuation Agreement	n/a	$39,573	—

Anne A. Williams	Salary Continuation Agreement	n/a	25,169	—

Anita Y. Wolman	Salary Continuation Agreement	n/a	34,799	—

Karen A. Schoenbaum	Salary Continuation Agreement	n/a	11,642	—

(1)	Benefits due under the salary continuation agreements are set forth in each agreement and are not determined by a formula based on years of service.
(2)

Represents the cumulative amount accrued with respect to the salary continuation agreements for each of the Named Executive Officers as of December 31, 2012. Monthly charges are made to accrue for these post-retirement benefit obligations in a systematic and orderly way using an appropriate discount rate, such that the accrued liability balance at the participant’s retirement date will be equal to the then present value of the benefits promised under the salary continuation agreement. During 2012, we used a 4.75% discount rate.

The Bank also maintains a 401(k) Plan for all employees. The Bank’s contributions under the 401(k) Plan related to the named executives are included in the Summary Compensation Table above.

Potential Payments Upon Termination or Change-in-Control

Employment Agreements

The Company does not currently have any employment agreements with its named executive officers. As of December 31, 2012, there were no contractual or other payments due or payable upon termination except as set forth under the Change in Control Severance Plan.

Treatment of Outstanding Stock Options upon Termination or Change of Control

The following discussion addresses the effect upon stock options issued under the Company’s 2005 Employee Stock Option Plan (“Employee Plan”) and the 2007 Equity and Incentive Plan (“2007 Plan”) in the event of a termination or change of control of the Company. Both Plans were and the options and restricted stock granted thereunder became, options and restricted stock, as applicable of CU Bancorp as part of the Bank Holding Company Reorganization.

Termination of Employment or Affiliation

In the event an optionee ceases to be affiliated with the Company for any reason other than death, disability or termination for cause, the stock options granted to such optionee will expire at the earlier of the expiration dates specified for the options, or ninety (90) days following the employee’s termination of employment with the Company. If the Company terminates someone for cause, such option shall immediately terminate unless the Board of Directors provides that the option may be exercisable after the date of termination, but in no case may the option be exercisable more than 30 days after such termination. If someone dies or becomes disabled while holding a stock option, the stock option may be exercised by the legal representative of the optionee, or the optionee himself, as the case may be for a period of one year from the date of death, but no later than the expiration of the option. There are no special benefits related to stock options which apply only to the Named Executive Officers. The provisions described above apply to all employee stock options.

Liquidation or Change of Control

Options granted under the Employee Plan and the 2007 Plan are subject to a provision that takes effect upon a plan of dissolution, liquidation, reorganization, merger, consolidation or sale of substantially all of the assets of the Company to another corporation. Prior to the occurrence of any such change in control, all options granted under both plans will become immediately exercisable. There are no special benefits related to stock options which apply only to the Named Executive Officers. The provisions described above apply to all employee stock options.

Change in Control Severance Plan

To ensure the continuity of management in the event of a change in control, the Company has adopted a Change in Control Plan, or CIC Plan, which provides severance compensation within 24 months following a change in control of the Company to executive officers. The purpose of the CIC Plan is to assist in recruiting, encourage retention and minimize the uncertainty and distraction caused by the potential for acquisitions and to allow our executive officers to focus on performance by providing transition assistance if there is a change in control. In addition the program is intended to align executive and shareholder interests by enabling the executive officers to consider corporate transactions that are in the best interests of the shareholders and other constituents of the company without undue concern over whether the transactions may jeopardize the executive’s own employment. The CIC Plan is a “double trigger” plan in that it requires that there be a change in control and a termination of employment (voluntary or involuntary) thereafter for benefits to be available. Additionally, under the Company’s existing equity plans all outstanding unvested stock options or restricted stock would vest upon a change in control. Payments under these change in control plans did not influence the Compensation, Nominating and Corporate Governance Committee decisions with respect to other aspects of the Named Executive Officers’ compensation since the compensation committee believes that payments following termination of service may never occur, while payment for services rendered provide an immediate benefit which enhances shareholder value.

Under the CIC Plan, Change of Control is defined as: (i) Any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of CU Bancorp, or any company owned, directly or indirectly, by the shareholders of CU Bancorp in substantially the same proportions as their ownership of stock of CU Bancorp) becomes, after the Effective Date, the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of CU Bancorp (not including in the securities beneficially owned by such person any securities acquired directly from CU Bancorp or its affiliates) representing 50% or more of the combined voting power of CU Bancorp’s then outstanding securities, other than (A) CU Bancorp or any successor to CU Bancorp by means of a transaction that is not a Change of Control, or (B) a group of two or more persons not acting in concert for the purpose of acquiring, holding or disposing of such stock. The acquisition of additional stock by any person who immediately prior to such acquisition already is the beneficial owner of more than fifty percent (50%) of the capital stock of CU Bancorp entitled to vote in the election of directors is not a Change of Control; (ii) During any period of 12 months, individuals who at the beginning of such period constitute the Board of Directors, and any new director whose election by the Board of Directors or nomination for election by CU Bancorp’s shareholders was approved by a vote of a majority of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof ; (iii) The merger or consolidation of CU Bancorp with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of CU Bancorp outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of CU Bancorp, more than 50% of the combined voting power of the voting securities of CU Bancorp or such surviving entity outstanding immediately after such merger or consolidation, (B) a merger or consolidation effected to implement a recapitalization of CU Bancorp (or similar transaction) in which no person acquires more than 50% of the combined voting power of CUB’s then outstanding securities or (C) a merger or consolidation of CU Bancorp with one or more other persons that are related to CU Bancorp immediately prior to the merger or consolidation. For purposes of this provision, persons are “related” if one of them owns, directly or indirectly, at least fifty percent (50%) of the voting capital stock of the other or a third person owns, directly or indirectly, at least fifty percent (50%) of the voting capital stock of each of them; or (iv) The sale or disposition by CU Bancorp of all or substantially all of its assets to one or more persons that are not related to CU Bancorp immediately prior to the sale or transfer.

Under the CIC Plan, “Compensation” is defined as the base salary in effect on the date of any employee’s termination of employment plus the average of the annual bonus paid to such person in each of the previous two completed fiscal years. In addition the employee is entitled to 24 months of reimbursement for any COBRA premiums paid for 24 months following termination. CEO Rainer is entitled to 3 times Compensation and the other Named Executive Officers are entitled to 2 times Compensation.

Severance Benefits under the CIC Plan which constitute “Parachute Payments” within the Internal Revenue Code (“IRC”) Section 409A will be reduced in order to result in no portion of such payments being subject to the excise tax imposed by IRC Section 4999. In addition, pursuant to IRC Section 409A in certain circumstances payments will be delayed for a period of six months following a participant’s termination of employment. In such event, the Severance Benefits will be contributed to a trust for the benefit of the participant and paid at the expiration of the six month period.

Each of the Named Executive Officers is a party to an agreement under the CIC Plan which provides for severance benefits as described above.

Estimated Termination Payments and Benefits: The table below quantifies the estimated payments and benefits that would be provided to our Named Executive Officers in connection with the termination of his or her employment under the provisions of the CIC Plan. In all cases the information assumes that the triggering event occurred on the last day of fiscal year 2012 at which date the actual price of CU Bancorp Common Stock was $11.71 per share.

David I. Rainer	Employment Agreement (1) ($)	Other Agreements or Plans ($)	Total ($)
Termination by the Bank without “Cause”	0	0	0

Termination by the Bank for “Cause”	0	0	0

Termination by Executive on “Other Event”	0	0	0

Change of Control	0	1,562,481	1,562,481

Death	0	0	0

(1)	None of the Named Executive Officers currently has an employment agreement with the Bank.

Anne A. Williams	Employment Agreement (1) ($)	Other Agreements or Plans ($)	Total ($)
Termination by the Bank without “Cause”	0	0	0

Termination by the Bank for “Cause”	0	0	0

Termination by Executive on “Other Event”	0	0	0

Change of Control	0	1,289,830	1,289,830

Death	0	0	0

(1)	None of the Named Executive Officers currently has an employment agreement with the Bank.

Karen A. Schoenbaum	Employment Agreement (1) ($)	Other Agreements or Plans ($)	Total ($)
Termination by the Bank without “Cause”	0	0	0

Termination by the Bank for “Cause”	0	0	0

Termination by Executive on “Other Event”	0	0	0

Change of Control	0	681,694	681,694

Death	0	0	0

(1)	None of the Named Executive Officers currently has an employment agreement with the Bank.

Anita Y. Wolman	Employment Agreement (1) ($)	Other Agreements or Plans ($)	Total ($)
Termination by the Bank without “Cause”	0	0	0

Termination by the Bank for “Cause”	0	0	0

Termination by Executive on “Other Event”	0	0	0

Change of Control	0	728,947	728,947

Death	0	0	0

(1)	None of the Named Executive Officers currently has an employment agreement with the Bank.

Robert J. Dennen	Employment Agreement (1) ($)	Other Agreements or Plans ($)	Total ($)
Termination by the Bank without “Cause”	0	0	0

Termination by the Bank for “Cause”	0	0	0

Termination by Executive on “Other Event”	0	0	0

Change of Control	0	439,627	439,627

Death	0	0	0

(1)	None of the Named Executive Officers currently has an employment agreement with the Bank.

Change in Control Benefits for all Named Executive Officers includes the value of unvested stock options and restricted stock, the vesting of which would accelerate upon a change in control. Amounts set forth for Mr. Rainer have been cut back to the limit under Internal Revenue Code 280G to prevent imposition of the excise tax.

Long-Term Compensation/401(k) Plan

The Company has established a contributory 401(k) defined contribution plan covering substantially all employees. The plan allows eligible employees to contribute a portion of their income to a trust on a tax-favored basis and to invest their deferred income tax free until retirement. Participants are 100% vested in their own deferrals. For 2008, 2009, 2010, 2011 and 2012, the Company elected to make a “safe harbor’ or Guaranteed Company Contribution of 3% of salary to all employees. Safe harbor contributions are immediately vested. The decision to make a Guaranteed Company Contribution is made on an annual basis. The Company may also make discretionary “Profit Sharing Contributions.” Discretionary contributions will vest 20% each year of employment, beginning on the first anniversary of employment.

Participants are able to direct investment of their deferrals, Guaranteed Company Contributions and any Rollover Contributions. The Company has provided a broad range of diversified investment options or mutual funds with different risk and return characteristics for participants, through the John Hancock Life Insurance Company (USA). Participants are not able, at this time, to invest 401(k) savings in the Company’s common stock. Four employees of the Company serve as Trustees of the 401(k) Trust. They are: David I. Rainer, President and Chief Executive Officer; Anne A. Williams, Executive Vice President, Chief Credit Officer and Chief Operating Officer; Robert J. Dennen, Senior Vice President and Chief Accounting Officer; and Anita Y. Wolman, Executive Vice President, General Counsel and Corporate Secretary.

Director Compensation

During 2012, each Director received an annual retainer of $10,000 (paid quarterly). In addition, the Chairman of the Audit Committee, the Chairman of the Compensation Committee and the Chairman of the Loan Committee each received an additional $4,000 annually (paid quarterly). Directors also received $500 a meeting (capped at $7,500 annually). Executive Committee members received an additional $2,000 annually. In addition, the Board member who is the liaison to the management CRA Committee received additional compensation of $2,000 annually. In September 2012 changes were made to the Director Compensation. All non-employee Directors now receive an annual retainer of $27,000 (paid quarterly) with the Company’s Vice Chairman, Chairs of Committees and the liaison to the management CRA Committee receiving an additional $7,500 annually (paid quarterly). There is no per meeting fee, but Directors are expected to attend at least 85% of all applicable meetings. Payment is made on a quarterly basis. In addition, in September 2012, non-employee Directors each received grants of 1,000 shares of restricted stock. Compensation paid to David I. Rainer and Anne A. Williams is not included in this table because they were both employees during 2012 and therefore received no additional compensation for services as directors.

Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards (1) ($)	Option Awards (2) ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Roberto E. Barragan	$18,000	$11,550		—	—	—	$29,550

Kenneth L. Bernstein	$23,166	$11,550		—	—	—	$34,716

Kenneth J. Cosgrove (3)	$3,667	$11,550		—	—	—	$15,217

Stephen G. Carpenter	$18,666	$11,550		—	—	—	$30,216

Robert Matranga (3)	$3,167	$11,550		—	—	—	$14,717

Roy A. Salter	$16,000	$11,550		—	—	—	$27,550

Daniel F. Selleck	$13,500	$11,550		—	—	—	$25,050

Lester M. Sussman	$18,500	$11,550		—	—	—	$30,050

Charles H. Sweetman	$17,833	$11,550		—	—	—	$29,383

(1)	The amounts in this column represent the grant date fair value of restricted stock awards issued to the directors by the Bank with respect to 2012, as calculated in accordance with ACS Topic 718. The amounts reported in the above table do not include any estimates of forfeitures. Each Director was granted 1,000 shares of restricted stock on September 7, 2012. These shares of restricted stock vest 50% on the first anniversary date and 50% on the second anniversary date of the grant.
(2)	The amounts in this column represent the grant date fair value of stock options granted to directors with respect to 2012, as calculated in accordance with ACS Topic 718.
(3)	These individuals became Directors of the Company effective August 1, 2012 upon finalization of the merger with Premier Commercial Bancorp.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides information as of December 31, 2012 with respect to the shares of the Company’s common stock that may be issued under existing equity compensation plans. This table does not reflect the number of restricted shares of stock that have been issued under the Company’s equity compensation plans.

Plan	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plan (excluding securities reflected in the second column)

Equity Compensation Plans Approved by Security Holders:

Employee Plan (2005)	604,313	$12.79	—

2007 Equity Compensation Plan	130,583	$10.83	931,638

Total	734,896	$12.44	931,638

In October of 2011, the shareholders of the Company approved the increase of 1,000,000 of additional option awards that can be issued under the 2007 Equity Compensation Plan. These 1,000,000 shares are reflected in the above table.

Plan Not Approved by Shareholders

On May 17, 2005, the Board of Directors adopted the California United Bank 2005 Non-Qualified Stock Option Plan (the “Non-Qualified Plan”). The Non-Qualified Plan covered 350,000 shares of our common stock. The Non-Qualified Plan provided for the grant of “non-qualified” stock options. All stock options issuable under the Non-Qualified Plan were intended to be granted exclusively to non-employee directors and founders of California United Bank. All stock options granted pursuant to the Non-Qualified Plan were granted at fair market value on the date of grant. The 2005 Non-Qualified Stock Plan was terminated in 2007. All option grants under this plan have either been exercised or expired, and there are no longer any outstanding options under the 2005 Non-Qualified Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During 2012 there were no existing or proposed, material transactions between CU Bancorp and of its executive officers, directors, or principal shareholders (beneficial owners of 5% or more of our Common Stock), or the immediate family or associates of any of the foregoing persons, except as indicated below.

Some of CU Bancorp’s directors and executive officers, as well as the companies with which such directors and executive officers are associated, are customers of, and have had banking transactions with California United Bank in the ordinary course of its businesses, and California United Bank expects to have such ordinary banking transactions with such persons in the future. At the present time, California United Bank does not have any lending relationship with our directors and officers or entities controlled by any of our directors or officers and none is contemplated in the future, with the exception of small overdraft lines of credit. We may also engage in banking (non-lending) transactions with corporations of which our directors or officers may own a controlling interest, or also serve as directors or officers. These transactions will take place on substantially the same terms, including interest and collateral, as those prevailing for comparable transactions with others, and comply with the provisions of applicable federal and state law.

Director Independence

During 2012, each of CU Bancorp’s directors, except Mr. Rainer, CUB’s Chairman, President and Chief Executive Officer, Ms. Williams, CUB’s Executive Vice President, Chief Operating Officer and Chief Credit Officer, and Mr. Cosgrove, the former Chairman and Chief Executive Officer of Premier Commercial Bancorp (which was merged into CU Bancorp in July of 2012) was “independent,” as determined by the applicable listing requirements of The NASDAQ Stock Market. The NASDAQ Stock Market’s listing requirements provide that: (i) the audit committee be composed of independent directors; (ii) the chief executive officer’s compensation be determined by a majority of the independent directors or a compensation committee comprised solely of independent directors; and (iii) nominations of directors be selected by a majority of independent directors or by a nominating committee comprised solely of independent directors. None of Messrs. Rainer or Cosgrove or Ms. Williams served on the Company’s Audit and Risk Committee or its Compensation, Nominating and Corporate Governance Committee.

PROPOSAL 2: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of McGladrey LLP (“McGladrey”), independent auditors, has been selected by the Audit and Risk Committee of the Board of Directors to serve as our independent registered public accounting firm for 2013. The shareholders are hereby asked to ratify the selection of McGladrey LLP. It is anticipated that a member of that firm will be present at the Annual Meeting. That representative is not expected to make a statement but will be available to answer any questions.

We are asking our shareholders to ratify the selection of McGladrey LLP as our independent registered public accounting firm. Although ratification is not required by our Bylaws, the SEC or The NASDAQ Stock Market, the Board is submitting the selection of McGladrey LLP to our shareholders for ratification because we value our shareholders’ views on the Company’s independent registered public accounting firm and as a matter of good corporate practice. In the event that our shareholders fail to ratify the selection of McGladrey LLP, however, we reserve the discretion to retain McGladrey LLP as our independent registered public accounting firm for 2013. Even if the selection is ratified, the Audit and Risk Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.

During the two most recent fiscal years there were no disagreements between the Company and its principal accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the principal accountant’s satisfaction, would have caused the principal accountant to make reference to the subject matter of the disagreement in connection with its reports.

The audit reports on the financial statements of CU Bancorp and subsidiary as of and for the fiscal year ended December 31, 2012, and of California United Bank as of and for the fiscal years ended December 31, 2011 and 2010 were issued by McGladrey LLP and did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

Under applicable SEC rules, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent registered public accountants in order to ensure that they do not impair the auditors’ independence. The SEC’s rules specify the types of non-audit services that the independent registered public accountants may not provide to its audit client and establish the Audit Committee’s responsibility for administration of the engagement of the independent registered public accountants.

Consistent with the SEC’s rules, the Audit Committee Charter requires that the Audit Committee review and pre-approve all audit services and permitted non-audit services provided by the independent registered public accountants to the Company or any of its subsidiaries. The Audit Committee may delegate pre-approval authority to the Chair of the Audit Committee and if it does, the decisions of that member must be presented to the full Audit Committee at its next scheduled meeting.

The following is a description of fees billed to the Company by McGladrey during the fiscal years ended December 31, 2012 and 2011.

Audit Fees

The aggregate fees billed for professional services rendered for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2012, and 2011, including reviews of the financial statements included in California United Bank’s and CU Bancorp’s Quarterly Reports on Form 10-Q and Annual Report on Form 10-K, were $294,300 and $240,900, respectively.

Audit-Related Fees

The aggregate fees billed for services related to professional assurance and related services other than those noted above, includes services rendered in connection with acquisitions or other accounting matters for the fiscal years ended December 31, 2012 and 2011 were $133,225 and $30,020, respectively. The majority of the audit-related fees in 2012 related to merger related matters and the Registration Statement on Form S-4 filed with the Securities and Exchange Commission in connection therewith.

Tax Fees

McGladrey does not provide tax services to the Company.

All Other Fees

No other fees were billed by McGladrey in 2012 or 2011.

The approval of a majority of the shares represented at the Annual Meeting is required to ratify the selection of McGladrey LLP. The proxy holders intend to vote all proxies they hold in favor of the proposal. If no instruction is given, the proxy holders intend to vote FOR approval of the proposal.

THE AUDIT AND RISK COMMITTEE OF THE BOARD OF DIRECTORS AND THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF MCGLADREY LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2013

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

In compliance with Securities and Exchange Commission proxy regulations, the Company is required to make a review of individual compliance with beneficial ownership reporting requirements.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no such forms were required for those persons, the Company believes that during 2012 all filing requirements applicable to its officers, directors, and greater than 10% beneficial owners were complied with on a timely basis.

The Company cannot determine the number of transactions or number of beneficial ownership reports that should have been filed by any of the above individuals.

SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at the 2013 Annual Meeting of Shareholders, must be received by the Company at its principal executive offices by March 14, 2014, for inclusion in the Proxy Statement and form of proxy relating to that meeting and must comply with the applicable requirements of federal securities laws, including Rule 14a-8 under the Exchange Act. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion.

Proxies solicited by the Board of Directors for the 2014 Annual Meeting will confer discretionary authority to vote on any matter to come before the Annual Meeting with respect to which the Company does not receive notice prior to March 14, 2014.

OTHER MATTERS

Management does not presently know of any matters to be presented at the Meeting other than those set forth above. If other matters come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with the recommendations of the Board of Directors on such matters.

Dated: July 12, 2013	CU BANCORP

Anita Y. Wolman, Corporate Secretary

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 20, 2013

The undersigned hereby constitutes and appoints Kenneth L. Bernstein and Charles H. Sweetman and each of them the proxy of the undersigned, with full powers of substitution, to vote all the common stock of CU Bancorp, that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of CU Bancorp to be held on August 20, 2013, or any adjournment thereof.

THE PROXY WILL BE VOTED AS DIRECTED. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS. IF NO CHOICE IS SPECIFIED THE PROXY WILL BE VOTED FOR ALL NOMINEES AND PROPOSALS, AND ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

*IF YOU WISH TO VOTE ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE, SEE THE REVERSE OF THIS PROXY CARD FOR INSTRUCTIONS.

(Continued and to be signed and dated on the reverse side)

s PLEASE DETACH PROXY CARD HERE s

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held August 20, 2013. The Proxy Statement to Shareholders is available at: http://www.viewproxy.com/cubancorp/2013annualmeeting

Please mark FOR the WITHHOLD PROPOSAL 2. Ratification of the selection FOR AGAINST ABSTAIN votes as in x nominees AUTHORITY of McGladrey LLP as our independent this example listed below to vote for the nominees

listed below registered public accounting firm for 2013.

Proposal 1. Election of Directors.

ROBERTO E. BARRAGAN, KENNETH L. BERNSTEIN, STEPHEN G. CARPENTER, IMPORTANT - PLEASE SIGN AND DATE AND RETURN PROMPTLY

KENNETH J. COSGROVE, ROBERT MATRANGA, DAVID I. RAINER, ROY A. SALTER,

DANIEL F. SELLECK, LESTER M. SUSSMAN, CHARLES H. SWEETMAN AND

ANNE A. WILLIAMS.

(INSTRUCTION: To withhold authority to vote for any nominee, print that nominee’s name in the space below.)

Date: , 2013

Signature of shareholder

Signature of shareholder

PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS HEREON.

Executors, administrators, guardians, officers of corporations or

LLC’s and others signing in fiduciary capacity should state their full titles as such. If held in joint tenancy, all persons must sign.

CONTROL NUMBER

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT

ANY TIME PRIOR TO ITS USE.

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone

INTERNET TELEPHONE MAIL

Vote Your Proxy on the Internet: Vote Your Proxy by Phone: Vote Your Proxy by Mail:

Go to www.cesvote.com Call 1 (888) 693-8683

Have your proxy card available Use any touch-tone telephone to Mark, sign, and date your proxy when you access the above vote your proxy. Have your proxy card, then detach it, and return it website. Follow the prompts to card available when you call. in the postage-paid envelope vote your shares. Follow the voting instructions to provided.

vote your shares.